As filed with the Securities and Exchange
                  Commission on January 31, 2005

                                               File No. 33-72460
                                                        811-08188

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 22               |X|

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 23                      |X|

        ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                          MARK R. MANLEY
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

     ___  immediately upon filing pursuant to paragraph (b)
      X   on February 1, 2005 pursuant to paragraph (b)
     ---
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

     ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

Bond Funds



The AllianceBernstein Bond Funds
--------------------------------
PROSPECTUS--February 1, 2005
--------------------------------

The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.


Investment Grade Funds
o  AllianceBernstein U.S. Government Portfolio
o  AllianceBernstein Quality Bond Portfolio
o  AllianceBernstein Short Duration Portfolio

Corporate Bond Funds
o  AllianceBernstein Corporate Bond Portfolio
o  AllianceBernstein High Yield Fund

Multi-Sector Fund
o  AllianceBernstein Global Strategic Income Trust

Global Bond Funds
o  AllianceBernstein Americas Government Income Trust
o  AllianceBernstein Emerging Market Debt Fund
o  AllianceBernstein Multi-Market Strategy Trust

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



---------------------------
Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------



TABLE OF CONTENTS
-----------------
                                                                          Page
RISK/RETURN SUMMARY                                                          3
Investment Grade Funds                                                       4
Corporate Bond Funds                                                         7
Multi-Sector Fund                                                            9
Global Bond Funds                                                           11
Summary of Principal Risks                                                  14
Principal Risks by Fund                                                     16
Fees and Expenses of the Funds                                              17
INVESTING IN THE FUNDS                                                      24
How To Buy Shares                                                           24
The Different Share Class Expenses                                          25
Sales Charge Reduction Programs                                             26
CDSC Waivers and Other Programs                                             27
Special Distribution Arrangements For Group Retirement Plans                28
The "Pros" and "Cons" of Different Shares Classes                           28
Payments To Financial Advisors and Their Firms                              29
How To Exchange Shares                                                      30
How To Sell Or Redeem Shares                                                30
Frequent Purchases and Redemptions of Fund Shares                           31
How The Funds Value Their Shares                                            32
GLOSSARY                                                                    33
DESCRIPTION OF THE FUNDS                                                    34
Investment Objectives and Principal Policies                                34
Description of Additional Investment Practices                              41
Additional Risk Considerations                                              52
MANAGEMENT OF THE FUNDS                                                     55
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          57
CONVERSION FEATURE                                                          58
GENERAL INFORMATION                                                         59
FINANCIAL HIGHLIGHTS                                                        59
APPENDIX A: BOND RATINGS                                                    69
APPENDIX B: GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA          70



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 14-16.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.


3


INVESTMENT GRADE FUNDS
The Investment Grade Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade (rated Baa or BBB or above) securities.


AllianceBernstein U.S. Government Portfolio
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with Alliance's determination of prudent investment risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                    1           5         10
                                                   Year      Years**    Years**
-------------------------------------------------------------------------------
Class A***     Return Before Taxes                -1.07%      5.27%      5.61%

               Return After Taxes
                 on Distributions                 -2.68%      3.11%      3.00%

               Return After Taxes
               on Distributions and
               Sale of Fund Shares                -0.71%      3.16%      3.13%

Class B        Return Before Taxes                -0.37%      5.42%      5.60%

Class C        Return Before Taxes                 1.60%      5.45%      5.31%

Class R        Return Before Taxes                 3.14%      5.99%      5.86%

Advisor
Class          Return Before Taxes                 3.67%      6.55%      6.40%

Lehman         (reflects no deduction
Brothers       for fees, expenses,
Government     or taxes)
Bond Index                                         3.48%      7.48%      7.46%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class R shares: 11/03/03 and Advisor Class shares:
10/6/00. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 16.55     0.34     8.55     8.6   -3.21   12.42    5.72    9.21   0.72   3.35
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02     04     04

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.73%, 2nd quarter, 1995; and Worst quarter was down -3.29%, 1st quarter, 1996.


4


AllianceBernstein Quality Bond Portfolio
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o  use derivatives strategies;
o  invest in convertible debt securities and preferred stock;
o  invest in U.S. Government obligations; and
o  invest in foreign fixed-income securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                 1           5        Since
                                               Year**      Year**   Inception**
-------------------------------------------------------------------------------
Class A***     Return Before Taxes             -0.89%      5.74%       5.33%

               Return After Taxes
               on Distributions                -2.14%      3.71%       3.27%

               Return After Taxes on
               Distributions and
               Sale of Fund Shares             -0.60%      3.66%       3.28%

Class B        Return Before Taxes             -0.25%      5.90%       5.41%

Class C        Return Before Taxes              1.76%      5.91%       5.38%

Class R        Return Before Taxes              3.27%      6.42%       5.93%

Advisor
Class          Return Before Taxes              3.79%      6.95%       6.45%

Lehman         (reflects no deduction
Brothers       for fees, expenses,
Aggregate      or taxes)
Bond Index                                      4.34%      7.71%       7.09%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class A, B and C shares: 7/1/99, Class R shares:
11/03/03, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a      n/a    n/a     n/a    11.25    7.36    7.67   3.69    3.48
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02    03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 4.56%, 3rd quarter, 2001; and Worst quarter was down -2.50%, 2nd quarter, 2004.


5


AllianceBernstein Short Duration Portfolio
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Fund, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Fund may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Fund may use derivatives, such as options, futures, forwards and swaps.

The Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. The Fund seeks to maintain an effective duration of one to three years under normal market conditions.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk, and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                 1         Since
                                                Year    Inception**
-------------------------------------------------------------------------------
Class A***      Return Before Taxes            -3.39%     -1.64%

                Return After Taxes
                on Distributions               -4.18%     -2.43%

                Return After Taxes on
                Distributions and Sale
                of Fund Shares*                -2.19%     -1.84%

Class B         Return Before Taxes            -2.75%     -0.87%

Class C         Return Before Taxes            -0.78%      0.34%

Merrill Lynch 1-3 Year
Treasury Index                                  1.00%      1.04%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception dates for Class A, B and C shares: 5/21/03.

***  After-tax returns:

     -- Are shown for Class A shares only and will vary for Class B and C shares because these shares have different expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    0.92
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01      02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 1.10%, 1st quarter, 2004; and Worst quarter was down -1.15%, 2nd quarter, 2004.



6


CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio
-------------------------------------------------------------------------------

OBJECTIVE:
The Fund's investment objective is primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds or other corporate debt securities. The Fund may invest up to 50% of its total assets in foreign fixed-income securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average weighted maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign fixed-income obligations have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                 1          5           10
                                                Year      Years**     Years**
-------------------------------------------------------------------------------
Class A***      Return Before Taxes             3.48%      6.74%       8.32%

                Return After Taxes
                on Distributions                1.38%      3.85%       5.03%

                Return After Taxes on
                Distributions and
                Sale of Fund Shares             2.20%      3.92%       5.04%

Class B         Return Before Taxes             4.25%      6.89%       8.35%

Class C         Return Before Taxes             6.34%      6.90%       8.03%

Class R         Return Before Taxes             7.88%      7.46%       8.57%

Advisor
Class           Return Before Taxes             8.33%      7.99%       9.11%

Lehman          (reflects no
Brothers        deduction for
Long Baa        fees, expenses,
U.S. Credit     or taxes)
Index                                           9.67%     10.85%       9.96%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class R shares: 11/03/03, and Advisor Class shares:
8/8/02. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C, Class R and Advisor Class shares because these shares have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  27.98   10.02   11.81    -0.2    1.93    8.12    8.33    -1.85   16.46  8.09
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.62%, 2nd quarter, 1995; and Worst quarter was down -7.04%, 3rd quarter, 1998.



7


AllianceBernstein High Yield Fund
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1          5        Since
                                                Year      Years    Inception**
-------------------------------------------------------------------------------
Class A***      Return Before Taxes             3.64%      1.74%       3.56%

                Return After Taxes
                on Distributions                0.78%     -1.88%      -0.35%

                Return After Taxes
                on Distributions
                and Sale of
                Fund Shares                     2.27%     -0.82%       0.58%

Class B         Return Before Taxes             3.50%      1.94%       3.57%

Class C         Return Before Taxes             6.66%      1.97%       3.45%

Advisor
Class           Return Before Taxes             8.63%      3.01%       4.49%

First Boston    (reflects no
High Yield      deduction for
Index           fees, expenses,
                or taxes)                      11.96%      8.17%       7.11%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for all Classes: 4/22/97.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a       n/a    n/a     -1.67   -1.79  -11.90   -0.59    -3.26  24.26   8.17
--------------------------------------------------------------------------------
   95       96      97       98      99      00      01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 8.05%, 2nd quarter, 2003; and Worst quarter was down -9.63%, 3rd quarter, 1998.



8


MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust
_______________________________________________________________________________

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o  use derivatives strategies;
o  invest in structured securities;
o  invest in Eurodollar instruments and foreign currencies;
o  invest in asset-backed and mortgage-related securities;
o  enter into repurchase agreements; and
o  invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


9


AllianceBernstein Global Strategic Income Trust (continued)
-------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1          5        Since
                                                Year      Years     Inception**
-------------------------------------------------------------------------------
Class A***      Return Before Taxes             1.63%      4.63%       7.58%

                Return After Taxes
                on Distributions               -0.42%      1.95%       4.10%

                Return After Taxes
                on Distributions
                and Sale of
                Fund Shares                     1.00%      2.24%       4.26%

Class B         Return Before Taxes             1.37%      4.81%       7.58%

Class C         Return Before Taxes             4.49%      4.84%       7.35%

Advisor
Class           Return Before Taxes             6.46%      5.88%       5.72%

Lehman          (reflects no
Brothers        deduction for
Global          fees, expenses,
Aggregate       or taxes)
Bond Index
(hedged)                                        4.90%      6.78%       6.82%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class A shares: 1/9/96, Class B and Class C shares:
3/21/96, and Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Class B and Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a      n/a    15.31    1.99    7.63    4.57   -2.81     5.04   15.61  6.13
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.36%, 4th quarter, 2002; and Worst quarter was down -5.68%, 3rd quarter, 1998.



10


GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or SouthAmerica and at least 80% of its net assets in government securities.The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico.The Fund's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Fund is permitted to invest up to 25% of its assets in debt securities issued by governmental entities of Argentina.
The Fund invests at least 80% of its net assets in investment grade debt securities, but may invest up to 20% of its net assets in lower-rated debt securities or, in either case, if unrated, determined by Alliance to be of equivalent quality. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.


The Fund may use significant borrowings and reverse purchase agreements and dollar rolls for leverage. The Fund also may:


o  use derivative strategies; and
o  invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in foreign debt securities have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting foreign countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent the Fund invests in lower-rated debt securities, your investment is subject to more credit risk than an investment in a fund that limits its investments to higher-rated debt securities. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                     1         5         10
                                                   Year      Years      Years
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                 2.37%      9.16%     12.79%

               Return After Taxes
               on Distributions                   -0.12%      5.91%      9.06%

               Return After Taxes
               on Distributions and
               Sale of Fund Shares                 1.47%      5.80%      8.76%

Class B        Return Before Taxes                 3.12%      9.28%     12.72%

Class C        Return Before Taxes                 5.10%      9.30%     12.38%

Lehman         (reflects no
Brothers       deduction for
Aggregate      fees, expenses,
Bond Index     or taxes)                           4.34%      7.71%      7.72%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


  30.96    24.20   14.97   6.54    7.86    18.47   0.31     10.69  15.13   6.87
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02     03     04


                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 17.23%, 2nd quarter, 1995; and Worst quarter was down -5.45%, 2nd quarter, 2004.



11


AllianceBernstein Emerging Market Debt Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in emerging markets debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.


Alliance expects that the average weighted maturity of the Fund's portfolio will normally range between five and 25 years.


The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified,"meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                     1         5         10
                                                   Year      Years      Years
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                 6.36%     16.24%     14.86%

               Return After Taxes
               on Distributions                    3.71%     11.84%      9.15%

               Return After Taxes on
               Distributions and
               Sale of Fund Shares                 4.00%     11.12%      8.98%

Class B        Return Before Taxes                 7.16%     16.28%     14.81%

Class C        Return Before Taxes                 9.27%     16.28%     14.46%

J.P.Morgan     (reflects no
Emerging       deduction for
Markets        fees, expenses,
Bond Index     or taxes)
Plus                                              11.77%     13.55%     15.06%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**   After-tax Returns:


     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  25.42   39.45    9.01   -22.06   26.71   14.47   6.1     18.69   38.42  11.09
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.



12


AllianceBernstein Multi-Market Strategy Trust
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o  use derivatives strategies;
o  invest in prime commercial paper or unrated paper of equivalent quality;
o  enter into repurchase agreements; and
o  invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                     1         5         10
                                                   Year      Years      Years
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                -1.29%      3.23%      5.31%

               Return After Taxes
               on Distributions                   -1.87%      1.97%      3.00%

               Return After Taxes
               on Distributions and
               Sale of Fund Shares                -0.85%      1.95%      3.06%

Class B        Return Before Taxes                -0.70%      3.34%      5.24%

Class C        Return Before Taxes                 1.30%      3.37%      4.95%

Merrill        (reflects no
Lynch          deduction for
1-5 Year       fees, expenses,
Government     or taxes)
Bond Index                                         1.31%      5.57%      6.17%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


  5.98     16.20   6.68    6.18    2.58    5.15    4.96    5.49    2.13   3.02
--------------------------------------------------------------------------------
   95       96      97      98      99      00      01      02      03     04


                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -1.39%, 2nd quarter, 2004.



13


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

Even Funds such as AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Short Duration that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA and FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as AllianceBernstein U.S. Government and AllianceBernstein Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.


INFLATION RISK

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.


FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Bond Funds that invest in foreign securities are subject to this risk, including AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging


14


Market Debt and AllianceBernstein Multi-Market Strategy. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy.

DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as AllianceBernstein Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. Funds that invest in structured securities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.


15



PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                          Interest    Credit  Market  Inflation  Foreign   Currency
Fund                      Rate Risk    Risk    Risk     Risk      Risk       Risk
-----------------------------------------------------------------------------------
AllianceBernstein
U.S. Government               o         o       o        o

AllianceBernstein
Quality Bond                  o         o       o        o         o           o

AllianceBernstein
Short Duration                o         o       o        o         o           o

AllianceBernstein
Corporate Bond                o         o       o        o         o           o

AllianceBernstein
High Yield                    o         o       o        o         o           o

AllianceBernstein
Global Strategic
Income                        o         o       o        o         o           o

AllianceBernstein
Americas Government
Income                        o         o       o        o         o           o

AllianceBernstein
Emerging Market Debt          o         o       o        o         o           o

AllianceBernstein
Multi-Market Strategy         o         o       o        o         o           o


                      Country or
                      Geographic  Diversifica-  Leveraging  Derivatives   Liquidity    Manage-
Fund                    Risk       tion Risk       Risk        Risk         Risk      ment Risk
------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Government                                                 o            o            o

AllianceBernstein
Quality Bond                                        o           o            o            o

AllianceBernstein
Short Duration                                      o           o                         o

AllianceBernstein
Corporate Bond                                      o           o            o            o

AllianceBernstein
High Yield                                          o           o            o            o

AllianceBernstein
Global Strategic
Income                                   o          o           o            o            o

AllianceBernstein
Americas Government
Income                       o           o          o           o            o            o

AllianceBernstein
Emerging Market Debt         o           o          o           o            o            o

AllianceBernstein

Multi-Market Strategy        o           o          o           o            o            o



16


FEES AND EXPENSES OF THE FUNDS
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                             Advisor
                                      Class A      Class B      Class B       Class C        Class R           Class
                                       Shares      Shares(a)   Shares(b)      Shares        Shares(c)          Shares
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)           4.25%(d)      None       None          None            None            None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)           None(d)      3.00%*(d)   4.00%**(d)    1.00%***(d)     None            None

Exchange Fee                            None         None        None          None            None            None

(a) For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.

(b) For AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.


(c) Class R shares are only offered by AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, AllianceBernstein Short Duration and AllianceBernstein Corporate Bond and only to certain retirement plans. See "Investing in the Funds" in this Prospectus.

(d) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply for Class A shares. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.

**   Class B shares automatically convert to Class A shares after 8 years. The
CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

***  For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein
U.S. Government Portfolio


                                                    Operating Expenses
--------------------------------------------------------------------------------------------

                                                                                      Advisor
                              Class A       Class B       Class C       Class R        Class
---------------------------------------------------------------------------------------------
Management Fees                 .45%          .45%          .45%          .45%          .45%
Distribution and/or
  Service (12b-1) Fees          .30%         1.00%         1.00%          .50%         None
Interest Expense                .29%          .30%          .29%          .27%          .29%
Other Expenses:
  Transfer Agent                .21%          .24%          .23%          .21%          .18%
  Other Expenses                .07%          .07%          .07%          .04%          .09%
                               -----         -----         -----         -----         -----
Total Other Expenses(a)         .28%          .31%          .30%          .25%          .27%
                               -----         -----         -----         -----         -----
Total Fund Operating
  Expenses (a)                 1.32%         2.06%         2.04%         1.47%         1.01%
                               =====         =====         =====         =====         =====

                                                      Examples
---------------------------------------------------------------------------------------------------
                                                                                            Advisor
                   Class A    Class B+   Class B++    Class C+   Class C++     Class R       Class
---------------------------------------------------------------------------------------------------
After 1 Year        $  554      $  509      $  209      $  307      $  207      $  150      $  103
After 3 Years       $  826      $  746      $  646      $  640      $  640      $  465      $  322
After 5 Years       $1,118      $1,108      $1,108      $1,098      $1,098      $  803      $  558
After 10 Years      $1,948      $2,026      $2,026      $2,369      $2,369      $1,757      $1,236




17


AllianceBernstein
Quality Bond Portfolio


                             Operating Expenses
--------------------------------------------------------------------------------

                                                                         Advisor
                        Class A      Class B     Class C     Class R      Class
--------------------------------------------------------------------------------
Management Fees           .45%        .45%        .45%        .45%        .45%
Distribution and/or
  Service (12b-1) Fees    .30%        1.00%       1.00%       .50%        None
Other Expenses:
  Transfer Agent          .29%        .32%        .31%        .29%        .28%
  Other Expenses          .14%        .15%        .15%        .13%        .15%
                         -----       -----       -----       -----       -----
Total Other Expenses      .43%        .47%        .46%        .42%        .43%
                         -----       -----       -----       -----       -----
Total Fund Operating
  Expenses (a)           1.18%       1.92%       1.91%       1.37%        .88%
                         -----       -----       -----       -----       -----
Waiver and/or Expense
  Reimbursement (b)      (.20)%      (.24)%      (.23)%      (.19)%      (.20)%
                         =====       =====       =====       =====       =====
Net Expenses              .98%       1.68%       1.68%       1.18%        .68%
                         =====       =====       =====       =====       =====


                                                      Examples
---------------------------------------------------------------------------------------------------
                                                                                            Advisor
                   Class A    Class B+   Class B++    Class C+   Class C++     Class R       Class
---------------------------------------------------------------------------------------------------
After 1 Year        $  521      $  471      $  171      $  271      $  171      $  120      $   69
After 3 Years+++    $  765      $  680      $  580      $  578      $  578      $  415      $  261
After 5 Years+++    $1,028      $1,015      $1,015      $1,010      $1,010      $  732      $  468
After 10 Years+++   $1,779      $1,854      $1,854      $2,214      $2,214      $1,630      $1,066



AllianceBernstein
Short Duration Portfolio


                   Operating Expenses
---------------------------------------------------------

                        Class A      Class B     Class C
---------------------------------------------------------
Management Fees           .47%        .47%        .47%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%
Interest Expense          .02%        .02%        .02%
Other Expenses:
  Transfer Agent          .06%        .07%        .07%
  Other Expenses          .15%        .16%        .15%
                         -----       -----       -----
Total Other Expenses      .21%        .23%        .22%
                         -----       -----       -----
Total Fund Operating
  Expenses(c)            1.00%       1.72%       1.71%
                         =====       =====       =====

                                 Examples
---------------------------------------------------------------------------

                   Class A    Class B+   Class B++    Class C+   Class C++
---------------------------------------------------------------------------
After 1 Year        $  523      $  475      $  175      $  274      $  174
After 3 Years       $  730      $  642      $  542      $  539      $  539
After 5 Years       $  954      $  933      $  933      $  928      $  928
After 10 Years      $1,598      $1,664      $1,664      $2,019      $2,019




18


AllianceBernstein
Corporate Bond Portfolio


                            Operating Expenses
--------------------------------------------------------------------------------

                                                                         Advisor
                        Class A      Class B      Class C     Class R     Class
--------------------------------------------------------------------------------
Management Fees           .50%        .50%        .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%        .50%        None
Interest Expense          .08%        .09%        .08%        .08%        .09%
Other Expenses:
  Transfer Agent          .17%        .20%        .18%        .17%        .18%
  Other Expenses          .09%        .08%        .09%        .07%        .09%
                         -----       -----       -----       -----       -----
Total Other Expenses      .26%        .28%        .27%        .24%        .27%
                         -----       -----       -----       -----       -----
Total Fund Operating
  Expenses (a)           1.14%       1.87%       1.85%       1.32%        .86%
                         =====       =====       =====       =====       =====

                                                    Examples
----------------------------------------------------------------------------------------------------------
                                                                                                   Advisor
                          Class A     Class B+   Class B++    Class C+   Class C++     Class R       Class
----------------------------------------------------------------------------------------------------------
After 1 Year              $  536      $  490      $  190      $  288      $  188      $  134      $   88
After 3 Years             $  772      $  688      $  588      $  582      $  582      $  418      $  274
After 5 Years             $1,026      $1,011      $1,011      $1,001      $1,001      $  723      $  477
After 10 Years            $1,752      $1,825      $1,825      $2,169      $2,169      $1,590      $1,061


AllianceBernstein
High Yield Fund


                           Operating Expenses
--------------------------------------------------------------------

                                                             Advisor
                        Class A      Class B      Class C     Class
--------------------------------------------------------------------
Management Fees           .50%        .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%       None
Other Expenses:
  Transfer Agent          .17%        .17%        .17%        .17%
   Other Expenses         .12%        .15%        .14%        .12%
                         -----       -----       -----       -----
Total Other Expenses      .29%        .32%        .31%        .29%
                         -----       -----       -----       -----
Total Fund Operating
  Expenses (a)           1.09%       1.82%       1.81%        .79%
                         =====       =====       =====       =====


                                          Examples
---------------------------------------------------------------------------------------------
                                                                                      Advisor
                          Class A     Class B+   Class B++    Class C+   Class C++     Class
---------------------------------------------------------------------------------------------
After 1 Year              $  531      $  585      $  185      $  284      $  184      $   81
After 3 Years+++          $  757      $  773      $  573      $  569      $  569      $  252
After 5 Years+++          $1,000      $  985      $  985      $  980      $  980      $  439
After 10 Years+++         $1,697      $1,946      $1,946      $2,127      $2,127      $  978




19

AllianceBernstein Global
Strategic Income Trust



                           Operating Expenses
--------------------------------------------------------------------

                                                             Advisor
                        Class A      Class B      Class C     Class
--------------------------------------------------------------------
Management Fees           .50%        .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%        None
Other Expenses:
  Transfer Agent          .13%        .14%        .14%        .13%
  Other Expenses          .45%        .43%        .42%        .42%
                         -----       -----       -----       -----
Total Other Expenses(a)   .58%        .57%        .56%        .55%
                         -----       -----       -----       -----
Total Fund Operating
  Expenses (a)           1.38%       2.07%       2.06%       1.05%
                         =====       =====       =====       =====


                                          Examples
---------------------------------------------------------------------------------------------
                                                                                      Advisor
                          Class A     Class B+   Class B++    Class C+   Class C++     Class
---------------------------------------------------------------------------------------------
After 1 Year              $  560      $  610      $  210      $  309      $  209      $  107
After 3 Years             $  843      $  849      $  649      $  646      $  646      $  334
After 5 Years             $1,148      $1,114      $1,114      $1,108      $1,108      $  579
After 10 Years            $2,012      $2,223      $2,223      $2,390      $2,390      $1,283


AllianceBernstein Americas
Government Income Trust


                   Operating Expenses
---------------------------------------------------------

                        Class A      Class B     Class C
---------------------------------------------------------
Management Fees           .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%
Interest Expense          .02%        .02%        .02%
Other Expenses:
  Transfer Agent          .12%        .14%        .13%
  Other Expenses          .11%        .11%        .11%
                         -----       -----       -----
Total Other Expenses (a)  .23%        .25%        .24%
                         -----       -----       -----
Total Fund Operating
  Expenses (a)           1.05%       1.77%       1.76%
                         =====       =====       =====


                                      Examples
----------------------------------------------------------------------------------

                          Class A     Class B+   Class B++    Class C+   Class C++
----------------------------------------------------------------------------------
After 1 Year              $  528      $  480      $  180      $  279      $  179
After 3 Years             $  745      $  657      $  557      $  554      $  554
After 5 Years             $  980      $  959      $  959      $  954      $  954
After 10 Years            $1,653      $1,720      $1,720      $2,073      $2,073




20


AllianceBernstein Emerging
Market Debt Fund



                   Operating Expenses
---------------------------------------------------------

                        Class A      Class B     Class C
---------------------------------------------------------
Management Fees           .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%
Interest Expense          .02%        .02%        .02%
Other Expenses:
  Transfer Agent          .12%        .14%        .12%
  Other Expenses          .25%        .24%        .24%
                         -----       -----       -----
Total Other Expenses      .37%        .38%        .36%
                         -----       -----       -----
Total Fund Operating
  Expenses (a)           1.19%       1.90%       1.88%
                         =====       =====       =====


                                      Examples
----------------------------------------------------------------------------------

                          Class A     Class B+   Class B++    Class C+   Class C++
----------------------------------------------------------------------------------
After 1 Year              $  541      $  493      $  193      $  291      $  191
After 3 Years             $  787      $  697      $  597      $  591      $  591
After 5 Years             $1,052      $1,026      $1,026      $1,016      $1,016
After 10 Years            $1,807      $1,868      $1,868      $2,201      $2,201


AllianceBernstein Multi-Market
Strategy Trust


                   Operating Expenses
---------------------------------------------------------

                        Class A      Class B     Class C
---------------------------------------------------------
Management Fees           .50%        .50%        .50%
Distribution and/or
  Service (12b-1) Fees    .30%       1.00%       1.00%
Other Expenses:
  Transfer Agent          .33%        .38%        .34%
  Other Expenses          .31%        .31%        .31%
                         -----       -----       -----
Total Other Expenses      .64%        .69%        .65%
                         -----       -----       -----
Total Fund Operating
  Expenses (a)           1.44%       2.19%       2.15%
                         =====       =====       =====

                                      Examples
----------------------------------------------------------------------------------

                          Class A     Class B+   Class B++    Class C+   Class C++
----------------------------------------------------------------------------------
After 1 Year              $  565      $  522      $  222      $  318      $  218
After 3 Years             $  861      $  785      $  685      $  673      $  673
After 5 Years             $1,178      $1,175      $1,175      $1,154      $1,154
After 10 Years            $2,076      $2,160      $2,160      $2,483      $2,483


(a) Expense information restated to reflect a reduction in management fees effective September 7, 2004.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.

(c) Expense information restated to reflect a reduction in management fees effective October 28, 2004.

+    Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.

++   Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.

+++ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.




21



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any initial sales charges or CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees &Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


                         AllianceBernstein U.S. Government Portfolio
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.32%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 138.60          $10,361.40
2               10,361.40         518.07        10,879.47             143.61           10,735.86
3               10,735.86         536.79        11,272.65             148.80           11,123.86
4               11,123.86         556.19        11,680.05             154.18           11,525.87
5               11,525.87         576.29        12,102.16             159.75           11,942.42
6               11,942.42         597.12        12,539.54             165.52           12,374.02
7               12,374.02         618.70        12,992.72             171.50           12,821.21
8               12,821.21         641.06        13,462.27             177.70           13,284.57
9               13,284.57         664.23        13,948.80             184.12           13,764.67
10              13,764.67         688.23        14,452.91             190.78           14,262.13
------------------------------------------------------------------------------------------------
Cumulative                      5,896.69                            1,634.56


                           AllianceBernstein Quality Bond Portfolio
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 0.98%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 102.90          $10,397.10
2               10,397.10         519.86        10,916.96             106.99           10,809.97
3               10,809.97         540.50        11,350.47             111.23           11,239.23
4               11,239.23         561.96        11,801.19             115.65           11,685.54
5               11,685.54         584.28        12,269.82             120.24           12,149.58
6               12,149.58         607.48        12,757.05             125.02           12,632.04
7               12,632.04         631.60        13,263.64             129.98           13,133.65
8               13,133.65         656.68        13,790.34             135.15           13,655.19
9               13,655.19         682.76        14,337.95             140.51           14,197.44
10              14,197.44         709.87        14,907.31             146.09           14,761.22
------------------------------------------------------------------------------------------------
Cumulative                      5,994.99                            1,233.77



                          AllianceBernstein Short Duration Portfolio
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.00%)        Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 105.00          $10,395.00
2               10,395.00         519.75        10,914.75             109.15           10,805.60
3               10,805.60         540.28        11,345.88             113.46           11,232.42
4               11,232.42         561.62        11,794.04             117.94           11,676.10
5               11,676.10         583.81        12,259.91             122.60           12,137.31
6               12,137.31         606.87        12,744.18             127.44           12,616.73
7               12,616.73         630.84        13,247.57             132.48           13,115.10
8               13,115.10         655.75        13,770.85             137.71           13,633.14
9               13,633.14         681.66        14,314.80             143.15           14,171.65
10              14,171.65         708.58        14,880.23             148.80           14,731.43
------------------------------------------------------------------------------------------------
Cumulative                      5,989.15                            1,257.72



                           AllianceBernstein Corporate Bond Portfolio
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.14%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 119.70          $10,380.30
2               10,380.30         519.02        10,899.32             124.25           10,775.06
3               10,775.06         538.75        11,313.82             128.98           11,184.84
4               11,184.84         559.24        11,744.08             133.88           11,610.20
5               11,610.20         580.51        12,190.71             138.97           12,051.73
6               12,051.73         602.59        12,654.32             144.26           12,510.06
7               12,510.06         625.50        13,135.56             149.75           12,985.82
8               12,985.82         649.29        13,635.11             155.44           13,479.67
9               13,479.67         673.98        14,153.65             161.35           13,992.30
10              13,992.30         699.62        14,691.92             167.49           14,524.43
------------------------------------------------------------------------------------------------
Cumulative                      5,948.50                            1,424.07





22




                              AllianceBernstein High Yield Fund
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.09%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 114.45          $10,385.55
2               10,385.55         519.28        10,904.83             118.86           10,785.96
3               10,785.96         539.30        11,325.26             123.45           11,201.82
4               11,201.82         560.09        11,761.91             128.20           11,633.70
5               11,633.70         581.69        12,215.39             133.15           12,082.24
6               12,082.24         604.11        12,686.35             138.28           12,548.07
7               12,548.07         627.40        13,175.48             143.61           13,031.86
8               13,031.86         651.59        13,683.46             149.15           13,534.31
9               13,534.31         676.72        14,211.02             154.90           14,056.12
10              14,056.12         702.81        14,758.93             160.87           14,598.06
------------------------------------------------------------------------------------------------
Cumulative                      5,962.98                            1,364.93



                       AllianceBernstein Global Strategic Income Trust
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.38%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 144.90          $10,355.10
2               10,355.10         517.76        10,872.86             150.05           10,722.81
3               10,722.81         536.14        11,258.95             155.37           11,103.58
4               11,103.58         555.18        11,658.76             160.89           11,497.86
5               11,497.86         574.89        12,072.76             166.60           11,906.15
6               11,906.15         595.31        12,501.46             172.52           12,328.94
7               12,328.94         616.45        12,945.39             178.65           12,766.74
8               12,766.74         638.34        13,405.08             184.99           13,220.09
9               13,220.09         661.00        13,881.09             191.56           13,689.53
10              13,689.53         684.48        14,374.01             198.36           14,175.65
------------------------------------------------------------------------------------------------
Cumulative                      5,879.54                            1,703.89



                    AllianceBernstein Americas Government Income Trust
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.05%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 110.25          $10,389.75
2               10,389.75         519.49        10,909.24             114.55           10,794.69
3               10,794.69         539.73        11,334.43             119.01           11,215.41
4               11,215.41         560.77        11,776.18             123.65           11,652.53
5               11,652.53         582.63        12,235.16             128.47           12,106.69
6               12,106.69         605.33        12,712.03             133.48           12,578.55
7               12,578.55         628.93        13,207.48             138.68           13,068.80
8               13,068.80         653.44        13,722.24             144.08           13,578.16
9               13,578.16         678.91        14,257.06             149.70           14,107.36
10              14,107.36         705.37        14,812.73             155.53           14,657.20
------------------------------------------------------------------------------------------------
Cumulative                      5,974.60                            1,317.40




                        AllianceBernstein Emerging Market Debt Fund
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.19%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 124.95          $10,375.05
2               10,375.05         518.75        10,893.80             129.64           10,764.17
3               10,764.17         538.21        11,302.37             134.50           11,167.88
4               11,167.88         558.39        11,726.27             139.54           11,586.73
5               11,586.73         579.34        12,166.06             144.78           12,021.29
6               12,021.29         601.06        12,622.35             150.21           12,472.15
7               12,472.15         623.61        13,095.75             155.84           12,939.91
8               12,939.91         647.00        13,586.91             161.68           13,425.23
9               13,425.23         671.26        14,096.49             167.75           13,928.74
10              13,928.74         696.44        14,625.18             174.04           14,451.14
------------------------------------------------------------------------------------------------
Cumulative                      5,934.06                            1,482.92




                      AllianceBernstein Multi-Market Strategy Trust
-------------------------------------------------------------------------------------------------
                              Hypothetical                   Hypothetical Expenses   Hypothetical
              Hypothetical    Performance      Investment      (Current Expense         Ending
Year           Investment       Earnings      After Returns      Ratio = 1.44%)       Investment
-------------------------------------------------------------------------------------------------
1              $10,000.00       $ 500.00       $10,500.00           $ 151.20          $10,348.80
2               10,348.80         517.44        10,866.24             156.47           10,709.77
3               10,709.77         535.49        11,245.25             161.93           11,083.32
4               11,083.32         554.17        11,637.49             167.58           11,469.91
5               11,469.91         573.50        12,043.40             173.43           11,869.98
6               11,869.98         593.50        12,463.48             179.47           12,284.00
7               12,284.00         614.20        12,898.20             185.73           12,712.47
8               12,712.47         635.62        13,348.09             192.21           13,155.88
9               13,155.88         657.79        13,813.68             198.92           13,614.76
10              13,614.76         680.74        14,295.50             205.86           14,089.64
------------------------------------------------------------------------------------------------
Cumulative                      5,862.44                            1,772.80






23



INVESTING IN THE FUNDS
This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Corporate Bond offer five classes of shares through this Prospectus; AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares through this Prospectus and AllianceBernstein Short Duration, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares
You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*
    --Initial:             $2,500
    --Subsequent:          $   50

* These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

   --Class A shares           None
   --Class B shares     $  100,000
   --Class C shares     $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Class R Shares
Class R shares are available to group retirement plans that have plan assets of $1,000,000 to $10,000,000 and that hold Fund shares in the name of the plan in a so-called "omnibus account." Currently, only AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, and AllianceBernstein Corporate Bond offer Class R shares through the Prospectus.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o SEPs, traditional and ROTH IRAs (the minimums listed in the table above apply);

o   SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets in excess of $10,000,000;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o   AllianceBernstein-sponsored group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans;

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund; and



24



o for Funds that do not offer Class R shares, group retirement plans otherwise eligible to purchase Class R shares.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

o   group retirement plans with plan assets of less than $1,000,000.

Class R shares are available to group retirement plans that have plan assets of $1,000,000 to $10,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Class R or Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

-------------------------------------------------------------------------------
                         WHAT IS A RULE 12b-1 FEE?
A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of the Prospectus.
-------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                    Distribution and/or Service
                                 (Rule 12b-1) Fee (as a Percentage
                                       of Aggregate Average
                                         Daily Net Assets)
                                 ---------------------------------
Class A                                        .30%
Class B                                       1.00%
Class C                                       1.00%
Class R                                        .50%
Advisor Class                                  None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to Class A shares after eight years. The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:



25




AllianceBernstein High Yield and AllianceBernstein Global Strategic Income:

     Year Since Purchase             CDSC
     -------------------             ----
     First                           4.0%
     Second                          3.0%
     Third                           2.0%
     Fourth                          1.0%
     Fifth and thereafter            None

All Other Funds:

     Year Since Purchase             CDSC
     -------------------             ----
     First                           3.0%
     Second                          2.0%
     Third                           1.0%
     Fourth                          None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

-------------------------------------------------------------------------------
                      HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
-------------------------------------------------------------------------------

Class R Shares--Certain Group Retirement Plans
Class R shares do not have an initial sales charge or CDSC. As discussed above, Class R shares are available only to group retirement plans with plan assets of $1,000,000 to $10,000,000.

Advisor Class Shares--Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Individual Investors - U.S." and then "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o   all of the shareholder's accounts at the Funds or a financial intermediary;

o   any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

-------------------------------------------------------------------------------
                       You Can Reduce Sales Charges
                        When Buying Class A Shares
-------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are



26



not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                 Initial Sales Charge
                         --------------------------------------
                                as % of         as % of
                              Net Amount       Offering
Amount Purchased               Invested          Price
---------------------------------------------------------------
Up to $100,000                   4.44%            4.25%
$100,000 up to $250,000          3.36             3.25
$250,000 up to $500,000          2.30             2.25
$500,000 up to $1,000,000        1.78             1.75
$1,000,000 and above             0.00             0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o   the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares--Sales at NAV

The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o   all AllianceBernstein-sponsored group retirement plans;

o   group retirement plans;

o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

-------------------------------------------------------------------------------
Here Are Some Ways To Avoid Or Minimize
Charges On Redemption
-------------------------------------------------------------------------------

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o   permitted exchanges of shares;

o   following the death or disability of a shareholder;



27



o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of a Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Fund's SAI. The Plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10,000,000. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans that would otherwise be eligible to purchase Class R shares. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

Class R shares are available to certain group retirement plans with plan assets of at least $1,000,000 but not more than $10,000,000. Currently, only AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, and AllianceBernstein Corporate Bond offer Class R shares through the Prospectus.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within three years (four years for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of



28



purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets in excess of $10,000,000 are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Since Class A shares have a lower Rule 12b-1 fee than Class R shares, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1,000,000 and $10,000,000 should purchase Class R shares. Class B shares are generally not available to group retirement plans.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

-------------------------------------------------------------------------------
                    What is a Financial Intermediary?
A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
-------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

-------------------------------------------------------------------------------
Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- upfront sales commissions
- 12b-1 fees
- additional distribution support
- defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.
-------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b)



29



0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds - Transfer Agency Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" in the Prospectus.

-------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
-------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   A.G. Edwards
   AIG Advisor Group
   American Express Financial Advisors
   AXA Advisors
   Banc of America
   Bank One Securities Corp.
   Charles Schwab
   Chase Investment Services
   Citigroup Global Markets
   Commonwealth Financial
   IFMG Securities
   ING Advisors Network
   Legg Mason
   Lincoln Financial Advisors
   Linsco Private Ledger
   Merrill Lynch
   Morgan Stanley
   Mutual Service Corporation
   National Financial
   NPH Holdings
   PFS Investments
   Piper Jaffray
   Raymond James
   RBC Dain Rauscher
   Securities America
   SunTrust Bank
   UBS Financial
   Uvest Financial Services
   Wachovia Securities
   Wells Fargo

Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which



30



may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

o   Selling Shares Directly to the Fund

By Mail
o Send a signed letter of instruction or stock power, along with certificates, to:

                   Alliance Global Investor Services
                           P.O. Box 786003
                      San Antonio, TX 78278-6003

o   For certified or overnight deliveries, send to:

                   Alliance Global Investor Services
                       8000 IH 10 W, 4th floor
                        San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone
o You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check may not exceed $50,000 per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Funds because they do not invest in foreign securities.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage because they may significantly invest in fixed-income



31



securities, such as high yield bonds, asset-backed securities or foreign fixed-income securities, that may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when



32



the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.


GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES
Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign fixed-income securities consist of foreign government securities and securities issued by non-U.S. companies.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o   ARMS, which are adjustable-rate mortgage securities;

o   SMRS, which are stripped mortgage-related securities;

o   CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country.


33


Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

RATING AGENCIES and RATED SECURITIES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
INVESTMENT GRADE FUNDS
The Investment Grade Funds offer investors high current income consistent with preservation of capital by investing primarily in investment grade (rated Baa or BBB or above) securities.

AllianceBernstein U.S. Government Portfolio
AllianceBernstein U.S. Government Portfolio seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. For


34


purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund may invest the remaining 20% of its net assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.

As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o   enter into reverse repurchase agreements and dollar rolls;

o   enter into various hedging transactions, such as swap transactions;

o   enter into forward contracts;

o   purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

AllianceBernstein Quality Bond Portfolio
AllianceBernstein Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o   enter into dollar rolls;

o   purchase and sell interest rate futures contracts and options;

o   enter into swap transactions;

o purchase put and call options and write covered put and call options on securities it may purchase;

o   write covered call options for cross-hedging purposes;

o   enter into foreign currency futures contracts and related options;


o enter into forward currency exchange contracts and options on foreign currencies for hedging purposes;


o   invest in CMOs;

o   invest in zero coupon securities and "pay-in-kind" debentures; and

o   make secured loans of portfolio securities.

AllianceBernstein Short Duration Portfolio
AllianceBernstein Short Duration Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. This investment objective is not fundamental and may be changed without a shareholder vote. Shareholders will receive prior written notice before any change to the investment objective of the Fund is implemented.

The Fund invests at least 80% of its total assets in securities rated A or better by an NRSRO and comparably rated commercial paper and notes. Many types of securities may be purchased by the Fund, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Fund may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Fund may use derivatives, such as options, futures, forwards and swaps. The Fund may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.


35


The Fund may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. It is expected that the Fund will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Unrated securities may be purchased by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Fund's investment policies.


As of September 30, 2004, the Fund's investments were rated (or equivalent quality):

o   AAA                   74.80%
o   A or above             6.88%
o   Baa or BBB             5.30%
o   Unrated               13.02%


The Fund may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Fund may moderately shorten its average duration when Alliance expects interest rates to rise and modestly lengthen its average duration when Alliance anticipates that rates will fall.

The Fund seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. For example, if the Fund's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

To solve the complex problems of bond valuation, Alliance devotes considerable resources to research. Alliance's business is investment research and management and Alliance has developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, Alliance strives to apply its valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for the Fund, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for the Fund.

The Fund also may:

o   enter into futures contracts and options on futures contracts;


o   enter into forward currency exchange contracts;


o   enter into swap transactions;

o purchase and sell put and call options on securities, securities indexes and foreign securities, and write covered options on other derivatives and financial instruments;

o   purchase or sell securities on a forward commitment basis;

o   invest in variable, floating and inverse floating rate investments;

o   invest in zero coupon and interest-only or principal-only securities;

o   invest in obligations of supranational agencies;

o   make secured loans of portfolio securities up to 30% of total assets; and

o   enter into repurchase agreements.

CORPORATE BOND FUNDS
The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio
AllianceBernstein Corporate Bond Portfolio seeks primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds and other corporate debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. Although the Fund invests at least 80% of its net assets in corporate bonds and other corporate debt securities, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average weighted maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.

The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or


36



higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of September 30, 2004, the Fund's investments were rated (or equivalent quality):

o   A-1+               1.14%
o   A or above        14.92%
o   Baa or BBB        57.33%
o   Ba or BB          16.15%
o   B                  9.83%
o   Unrated             .63%


The Fund may invest up to 50% of its total assets in foreign fixed-income securities. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o   invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as swap transactions;


o   enter into reverse repurchase agreements and dollar rolls;

o   enter into repurchase agreements;

o   invest in variable, floating, and inverse floating rate instruments;

o   invest in zero coupon and pay-in-kind securities; and

o   invest in CMOs and multi-class pass-through mortgage-related securities.

ALLIANCEBERNSTEIN HIGH YIELD FUND
AllianceBernstein High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.


As of September 30, 2004, the Fund's investments were rated (or equivalent quality):

o   A-1+               2.01%
o   BBB                1.60%
o   Ba or BB          24.28%
o   B                 63.78%
o   CCC                7.92%
o   CC                  .05%
o   Unrated             .36%


The Fund may invest a portion of its assets in foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o   U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o   floating rate or master demand notes.

The Fund also may:

o   invest in mortgage-related and asset-backed securities;


37


o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o   enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities for hedging purposes;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

MULTI-SECTOR FUND
The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust
AllianceBernstein Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o   invest in rights and warrants;

o   invest in loan participations and assignments;

o   invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;


o   purchase or sell forward currency exchange contracts;


o   invest in variable, floating, and inverse floating rate instruments;

o   invest in indexed commercial paper;

o   invest in structured securities;

o   purchase and sell securities on a forward commitment basis;

o   enter into standby commitments;

o enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o   invest in Eurodollar instruments;

o   enter into swap transactions;

o   make short sales of securities or maintain a short position;

o   enter into reverse repurchase agreements and dollar rolls;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust
AllianceBernstein Americas Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the federal government of the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities.

The Fund invests at least 65% of its net assets in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the


38


United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. However, the Fund normally invests at least 80% of its net assets in debt securities of countries in North, Central, and South America. The Fund also invests, under normal circumstances, at least 80%, and normally substantially more, of its net assets in government securities. For purposes of both of these 80% policies, net assets include any borrowings for investment purposes and the policies may not be changed without 60 days' prior written notice to shareholders. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

The Fund also may invest in debt securities issued by, and denominated in either the U.S. Dollar or the respective local currencies of, governments of countries located in Central and South America, including the Caribbean, or any of their political subdivisions, agencies, instrumentalities or authorities.The Fund is permitted to invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.


The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between one year or less and 30 years. The Fund may maintain borrowings of approximately one-third of its net assets or otherwise leverage its assets through, for example, the use of reverse repurhcase agreements.


As a matter of fundamental policy, the Fund invests at least 80% of its net assets in debt securities rated investment grade at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality.The Fund expects that it will not retain a debt security that is downgraded below these credit rating standards or, if unrated, determined by Alliance to have undergone similar credit quality deterioration.The Fund may conclude, under certain circumstances, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.Alliance anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o   purchase and write put and call options on foreign currencies;


o   purchase or sell forward currency exchange contracts;


o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o   enter into swap transactions;


o   enter into reverse repurchase agreements and dollar rolls;


o   enter into forward commitments;

o   invest in variable, floating, and inverse floating rate instruments;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

AllianceBernstein Emerging Market Debt Fund


AllianceBernstein Emerging Market Debt Fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. For purposes of this policy, net assets include any borrowings for investment purposes.This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize debt obligations issued by countries included in the J.P. Morgan Emerging Markets Bond Index Global, which currently includes approximately 31 countries whose economies are considered to be developing or emerging from underdevelopment. The Fund previously emphasized investments in obligations referred to as "Brady Bonds", which were issued in connection with the restructure of emerging markets sovereign obligations. However, most of these Brady Bonds have been retired and no longer comprise a principal portion of the Fund's investments.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's portfolio will normally range between five and 25 years.


Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to


39


pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.


As of October 31, 2004, securities ratings (or equivalent quality) of the Fund's securities were:

o   A-1+               7.11%
o   Baa or BBB        28.17%
o   Ba or BB          41.49%
o   B                 15.40%
o   CCC                6.79%
o   Unrated            1.04%

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global and are considered at the time of purchase to be emerging markets or developing countries. A substantial part of the Fund's investments will focus on obligations of or securities of issuers in Argentina, Brazil, Colombia, Malaysia, Peru, the Phillippines, Russia, Turkey and Venezuela. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Poland, Thailand and Uruguay.


The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o   invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o   invest in other investment companies;

o   invest in warrants;

o   enter into swap transactions;

o   enter into forward commitments;

o   enter into standby commitment agreements;

o   make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o   invest in variable, floating, and inverse floating rate instruments;

o   enter into reverse repurchase agreements and dollar rolls;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

AllianceBernstein Multi-Market Strategy Trust
AllianceBernstein Multi-Market Strategy Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange


40


rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o   U.S. Government securities;

o   high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o   invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o   purchase and write put and call options on foreign currencies;


o   purchase or sell forward currency exchange contracts;


o   enter into swap transactions;

o   invest in variable, floating, and inverse floating rate instruments;

o   make secured loans of portfolio securities; and

o   enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes certain investment practices and associated risks that are common to a number of Funds. There can be no assurance that at any given time a Fund will engage in any of these derivative or other practices.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Multi-Market Strategy in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


41


o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.


42


Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.


Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. AllianceBernstein Global Strategic Income intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

Forward Currency Exchange Contracts. A Fund purchases or sells forward currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").


Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for AllianceBernstein Short Duration and AllianceBernstein Global Strategic Income, will be used only for hedging purposes.

AllianceBernstein U.S. Government, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Short Duration will not write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets. In addition, AllianceBernstein Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Hybrid Instruments. As part of its investment program and to maintain greater flexibility, AllianceBernstein Short Duration may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.


Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. AllianceBernstein Short Duration will only write covered options on other derivatives or financial instruments. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it


43


has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Fund in liquid assets in a segregated account). A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Fund maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

AllianceBernstein Short Duration may enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt, generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. AllianceBernstein U.S. Government and AllianceBernstein Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets. AllianceBernstein Short Duration will not write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. The Funds will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating and, with respect to AllianceBernstein Short Duration, counterparties that are on Alliance's approved list of counterparties.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.


o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.



44


Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.


o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps, and Floors. Each Fund except AllianceBernstein Short Duration that may enter into interest rate swap, cap, or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner. AllianceBernstein Short Duration will not use swaps to leverage the Fund.


Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy, may enter into interest rate swaps involving payments in the same currency or in different currencies. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if Alliance does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the


45



"Brady Plan"). The market for Brady Bonds has decreased recently because many Brady Bonds have been retired.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and
(iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve the various risks associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Emerging Market Debt if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of AllianceBernstein Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy. As a matter of fundamental policy, AllianceBernstein Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and


46


principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. AllianceBernstein Emerging Market Debt may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. A Fund may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan. Lending of portfolio securities is limited to, including collateral, 50% of total assets for AllianceBernstein Quality Bond and AllianceBernstein High Yield, 331/3% of total assets for AllianceBernstein U.S. Government, 30% of total assets for AllianceBernstein Short Duration, 25% of net assets for AllianceBernstein Global Strategic Income, 20% of net assets for AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt and 20% of total assets for AllianceBernstein Multi-Market Strategy.

Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, or foreign government securities, with respect to AllianceBernstein Corporate Bond and AllianceBernstein High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt may invest up to 25%, and AllianceBernstein Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying


47


mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of


48


decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


Reverse repurchase agreements and dollar rolls are speculative techniques and may be considered to be borrowings by the Funds. To the extent that a Fund enters into one of these transactions, the Fund will segregate assets at least equal to the aggregate amount of its obligations under the transaction. Under normal circumstances, AllianceBernstein U.S. Government, AllianceBernstein



49



Corporate Bond and AllianceBernstein Americas Government Income Trust do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Emerging Market Debt will not exceed 33% of its total assets less liabilities (other than amounts borrowed). AllianceBernstein Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Global Strategic Income will not exceed 25% of its total assets.


Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. AllianceBernstein Emerging Market Debt may invest in warrants and AllianceBernstein Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. AllianceBernstein Global Strategic Income may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. As a matter of fundamental policy, AllianceBernstein Emerging Market Debt may make short sales only against the box and may not make a short sale if, as a result, more than 10% of its net assets (taken at market value) would be held as collateral for short sales. It is the Fund's intention to make short sales only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes.

AllianceBernstein Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, AllianceBernstein Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to AllianceBernstein Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which AllianceBernstein Emerging Market Debt, AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to AllianceBernstein Emerging Market Debt and AllianceBernstein Global Strategic Income, or foreign government securities, with respect to AllianceBernstein Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the


50


extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. AllianceBernstein Emerging Market Debt may invest up to 25% of its total assets, and AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

AllianceBernstein Short Duration may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond and AllianceBernstein Global Strategic Income also may invest in pay-in-kind debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. Generally, the Funds are actively managed and a Fund's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may


51


invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


Portfolio Holdings. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.


ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by AllianceBernstein Quality Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Multi-Market Strategy could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by


52


large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on AllianceBernstein Americas Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, AllianceBernstein Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.


53


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities. Unrated securities will also be considered for investment by AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


54


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 2004, totaling approximately $487 billion (of which approximately $162 billion represented assets of investment companies). As of September 30, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies, managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.8 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                           Fee as a percentage of       Fiscal
Fund                      average daily net assets    Year Ended
----------------------------------------------------------------
AllianceBernstein U.S.
  Government                         .45%              9/30/04
AllianceBernstein Quality
  Bond                               .25%*            10/31/04
AllianceBernstein Short
  Duration                           .50               9/30/04
AllianceBernstein Corporate
  Bond                               .50               9/30/04
AllianceBernstein High Yield         .50               9/30/04
AllianceBernstein Global
  Strategic Income                   .50              10/31/04
AllianceBernstein Americas
  Government Income                  .50               9/30/04
AllianceBernstein Emerging
  Market Debt                        .50              10/31/04
AllianceBernstein Multi-Market
  Strategy                           .50              10/31/04
----------------------------------------------------------------

* Fee stated net of any waivers and/or reimbursements. See the subsection "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of a Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including a Fund. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS


The day-to-day management of and investment decisions for the AllianceBernstein U.S. Government's portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team, comprised of senior Structured Asset Team members. The Structured Asset Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Quality Bond's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team, comprised of senior Core Fixed Asset Team members. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Short Duration's portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team, comprised of senior Structured Asset Team members. The Structured Asset Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Corporate Bond's portfolio are made by the U.S. Investment Grade: Corporate Bond and U.S. High Yield Investment Team, comprised of senior Corporate Bond and U.S. High Yield Team members. The Corporate Bond and U.S. High Yield Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein High Yield's portfolio are made by the U.S. High Yield Investment Team, comprised of senior U.S. High Yield Team members. The U.S. High Yield Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Global Strategic Income's portfolio are made by the Global and High Yield Investment Team, comprised of senior Global and High Yield Team members. The Global Fixed Income and High Yield Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Americas Government Income's portfolio are made by the Global Fixed Income Investment Team, comprised of senior Global Fixed Income Team members. The Global Fixed Income Team relies heavily on the fundamental analysis and research



55



of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Emerging Market Debt's portfolio are made by the Global Fixed Income: Emerging Market Investment Team, comprised of senior Emerging Market Team members. The Emerging Market Investment Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Multi-Market Strategy's portfolio are made by the Global Fixed Income Investment Team, comprised of senior Global Fixed Income Team members. The Global Fixed Income Team relies heavily on the fundamental analysis and research of Alliance's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

Legal Proceedings
As has been previously reported in the press, the Staff of the Commission and the Office of the New York State Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Funds, except AllianceBernstein Short Duration. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for AllianceBernstein Short Duration.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Funds other than AllianceBernstein Short Duration (the "Independent Directors") have designatd an independent economic consultant and independent counsel to advise in the investigation of the above-mentioned matters. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 3, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer



56



violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

Transfer Agency and Retirement Plan Services
AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


57



While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.


CONVERSION FEATURE

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


58


GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only onecopy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Funds, except AllianceBernstein Short Duration, whose independent registered public accounting firm is PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.


59



                                               Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------------  ---------------------------------------------
                                Net                        Net             Net                         Distributions
                               Asset                   Realized and      Increase                        in Excess    Distributions
                               Value,        Net        Unrealized     (Decrease) in   Dividends From     of Net         From Net
                            Beginning of  Investment  Gain (Loss) on  Net Asset Value  Net Investment   Investment    Realized Gain
 Fiscal Year or Period         Period     Income(a)    Investments    From Operations      Income         Income      on Investments
-------------------------   ------------  ----------  --------------  ---------------  --------------  -------------  --------------
U.S. Government
   Class A
   Year Ended 9/30/04          $ 7.27     $  .30(d)     $   (.13)         $   .17         $ (.33)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)         7.49        .06            (.20)           (.14)           (.08)             0.00           0.00
   Year Ended 6/30/03            7.21        .27              .35             .62           (.34)             0.00           0.00
   Year Ended 6/30/02 (c)        7.14        .37              .13             .50           (.37)            (.03)           0.00
   Year Ended 6/30/01            6.99        .47              .17             .64           (.47)            (.01)           0.00
   Year Ended 6/30/00            7.19        .50            (.20)             .30           (.49)             0.00           0.00
   Class B
   Year Ended 9/30/04          $ 7.27     $  .25(d)     $   (.13)         $   .12         $ (.28)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)         7.49        .05            (.20)           (.15)           (.07)             0.00           0.00
   Year Ended 6/30/03            7.21        .22              .35             .57           (.29)             0.00           0.00
   Year Ended 6/30/02 (c)        7.14        .32              .13             .45           (.32)            (.03)           0.00
   Year Ended 6/30/01            7.00        .42              .16             .58           (.42)            (.01)           0.00
   Year Ended 6/30/00            7.20        .44            (.19)             .25           (.44)             0.00           0.00
   Class C
   Year Ended 9/30/04          $ 7.28     $  .25(d)     $   (.13)         $   .12         $ (.28)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)         7.50        .05            (.20)           (.15)           (.07)             0.00           0.00
   Year Ended 6/30/03            7.22        .22              .35             .57           (.29)             0.00           0.00
   Year Ended 6/30/02 (c)        7.15        .32              .13             .45           (.32)            (.03)           0.00
   Year Ended 6/30/01            7.00        .43              .16             .59           (.43)            (.01)           0.00
   Year Ended 6/30/00            7.20        .45            (.20)             .25           (.44)             0.00           0.00
   Class R
   11/03/03(h) to 9/30/04      $ 7.14     $  .26(d)     $    0.00         $   .26         $ (.29)         $   0.00      $    0.00
   Advisor Class
   Year Ended 9/30/04          $ 7.28     $  .32(d)     $   (.12)         $   .20         $ (.36)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)         7.50        .07            (.20)           (.13)           (.09)             0.00           0.00
   Year Ended 6/30/03            7.21        .29              .37             .66           (.37)             0.00           0.00
   Year Ended 6/30/02 (c)        7.14        .39              .13             .52           (.39)            (.03)           0.00
   10/6/00 (h) to 6/30/01        7.05        .34              .12             .46           (.34)            (.02)           0.00
Quality Bond
   Class A
   Year Ended 10/31/04         $10.56     $  .33(d)     $     .15         $   .48         $ (.38)         $   0.00      $   (.23)
   7/1/03 to 10/31/03 (j)       10.82        .12(d)         (.25)           (.13)           (.13)             0.00           0.00
   Year Ended 6/30/03           10.25        .33(d)           .66             .99           (.42)             0.00           0.00
   Year Ended 6/30/02 (c)       10.22        .46(d)           .17             .63           (.46)            (.10)          (.01)
   Year Ended 6/30/01            9.85        .55(d)           .42             .97           (.55)            (.04)          (.01)
   Year Ended 6/30/00           10.00        .60(d)         (.21)             .39           (.54)             0.00           0.00
   Class B
   Year Ended 10/31/04         $10.55     $  .27(d)     $     .14         $   .41         $ (.31)         $   0.00      $   (.23)
   7/1/03 to 10/31/03 (j)       10.81        .09(d)         (.25)           (.16)           (.10)             0.00           0.00
   Year Ended 6/30/03           10.24        .26(d)           .66             .92           (.35)             0.00           0.00
   Year Ended 6/30/02 (c)       10.21        .38(d)           .16             .54           (.38)            (.09)          (.01)
   Year Ended 6/30/01            9.84        .47(d)           .43             .90           (.47)            (.05)          (.01)
   Year Ended 6/30/00           10.00        .50(d)         (.18)             .32           (.48)             0.00           0.00
   Class C
   Year Ended 10/31/04         $10.53     $  .27(d)     $     .14         $   .41         $ (.31)         $   0.00      $   (.23)
   7/1/03 to 10/31/03 (j)       10.79        .09(d)         (.25)           (.16)           (.10)             0.00           0.00
   Year Ended 6/30/03           10.23        .26(d)           .65             .91           (.35)             0.00           0.00
   Year Ended 6/30/02 (c)       10.19        .38(d)           .17             .55           (.38)            (.09)          (.01)
   Year Ended 6/30/01            9.83        .48(d)           .41             .89           (.48)            (.04)          (.01)
   Year Ended 6/30/00           10.00        .51(d)         (.20)             .31           (.48)             0.00           0.00
   Class R
   11/03/03(h) to 10/31/04     $10.53     $  .33(d)     $     .15         $   .48         $ (.36)         $   0.00      $   (.23)
   Advisor Class
   Year Ended 10/31/04         $10.55     $  .36(d)     $     .16         $   .52         $ (.41)         $   0.00      $   (.23)
   7/1/03 to 10/31/03 (j)       10.82        .13(d)         (.26)           (.13)           (.14)             0.00           0.00
   Year Ended 6/30/03           10.25        .36(d)           .66            1.02           (.45)             0.00           0.00
   Year Ended 6/30/02 (c)       10.22        .48(d)           .18             .66           (.48)            (.11)          (.01)
   10/9/00 (h) to 6/30/01        9.97        .42(d)           .30             .72           (.42)            (.04)          (.01)
Short Duration
   Class A
   Year Ended 9/30/04          $12.84     $  .27        $   (.13)         $   .14         $ (.29)         $   0.00      $   (.02)
   5/21/03 (h) to 9/30/03       12.87        .08            (.03)             .05           (.08)             0.00           0.00
   Class B
   Year Ended 9/30/04          $12.84     $  .17        $   (.12)         $   .05         $ (.20)         $   0.00      $   (.02)
   5/21/03 (h) to 9/30/03       12.87        .05            (.03)             .02           (.05)             0.00           0.00
   Class C
   Year Ended 9/30/04          $12.84     $  .17        $   (.13)         $   .04         $ (.20)         $   0.00      $   (.02)
   5/21/03 (h) to 9/30/03       12.87        .05            (.03)             .02           (.05)             0.00           0.00




                                      Less Distributions
                            -------------------------------------
                            Distributions                                          Total
                            in Excess of     Tax        Total                    Investment
                            Net Realized   Return     Dividends    Net Asset       Return
                               Gain on       of          and       Value, End   Based on Net
 Fiscal Year or Period       Investments   Capital  Distributions  of Period   Asset Value (b)
-------------------------   -------------  -------  -------------  ----------  ---------------
U.S. Government
   Class A
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.33)      $  7.11         2.49%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.08)         7.27        (1.80)
   Year Ended 6/30/03             0.00        0.00       (.34)         7.49          8.82
   Year Ended 6/30/02 (c)         0.00       (.03)       (.43)         7.21          7.11
   Year Ended 6/30/01             0.00       (.01)       (.49)         7.14          9.30
   Year Ended 6/30/00             0.00       (.01)       (.50)         6.99          4.41
   Class B
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.28)      $  7.11         1.74%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.07)         7.27        (1.98)
   Year Ended 6/30/03             0.00        0.00       (.29)         7.49          8.07
   Year Ended 6/30/02 (c)         0.00       (.03)       (.38)         7.21          6.36
   Year Ended 6/30/01             0.00       (.01)       (.44)         7.14          8.39
   Year Ended 6/30/00             0.00       (.01)       (.45)         7.00          3.64
   Class C
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.28)      $  7.12         1.73%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.07)         7.28        (1.98)
   Year Ended 6/30/03             0.00        0.00       (.29)         7.50          8.06
   Year Ended 6/30/02 (c)         0.00       (.03)       (.38)         7.22          6.35
   Year Ended 6/30/01             0.00        0.00       (.44)         7.15          8.54
   Year Ended 6/30/00             0.00       (.01)       (.45)         7.00          3.64
   Class R
   11/03/03(h) to 9/30/04      $  0.00     $  0.00    $  (.29)      $  7.11         3.72%
   Advisor Class
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.36)      $  7.12         2.82%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.09)         7.28        (1.72)
   Year Ended 6/30/03             0.00        0.00       (.37)         7.50          9.29
   Year Ended 6/30/02 (c)         0.00       (.03)       (.45)         7.21          7.41
   10/6/00 (h) to 6/30/01         0.00       (.01)       (.37)         7.14          6.65
Quality Bond
   Class A
   Year Ended 10/31/04         $  0.00     $  0.00    $  (.61)      $ 10.43         4.66%
   7/1/03 to 10/31/03 (j)         0.00        0.00       (.13)        10.56        (1.20)
   Year Ended 6/30/03             0.00        0.00       (.42)        10.82          9.87
   Year Ended 6/30/02 (c)        (.03)        0.00       (.60)        10.25          6.23
   Year Ended 6/30/01             0.00        0.00       (.60)        10.22         10.09
   Year Ended 6/30/00             0.00        0.00       (.54)         9.85          4.40
   Class B
   Year Ended 10/31/04         $  0.00     $  0.00    $  (.54)      $ 10.42         3.93%
   7/1/03 to 10/31/03 (j)         0.00        0.00       (.10)        10.55        (1.44)
   Year Ended 6/30/03             0.00        0.00       (.35)        10.81          9.12
   Year Ended 6/30/02 (c)        (.03)        0.00       (.51)        10.24          5.52
   Year Ended 6/30/01             0.00        0.00       (.53)        10.21          9.34
   Year Ended 6/30/00             0.00        0.00       (.48)         9.84          3.56
   Class C
   Year Ended 10/31/04         $  0.00     $  0.00    $  (.54)      $ 10.40         3.93%
   7/1/03 to 10/31/03 (j)         0.00        0.00       (.10)        10.53        (1.44)
   Year Ended 6/30/03             0.00        0.00       (.35)        10.79          9.03
   Year Ended 6/30/02 (c)        (.03)        0.00       (.51)        10.23          5.63
   Year Ended 6/30/01             0.00        0.00       (.53)        10.19          9.25
   Year Ended 6/30/00             0.00        0.00       (.48)         9.83          3.47
   Class R
   11/03/03(h) to 10/31/04     $  0.00     $  0.00    $  (.59)      $ 10.42         4.63%
   Advisor Class
   Year Ended 10/31/04         $  0.00     $  0.00    $  (.64)      $ 10.43         5.08%
   7/1/03 to 10/31/03 (j)         0.00        0.00       (.14)        10.55        (1.19)
   Year Ended 6/30/03             0.00        0.00       (.45)        10.82         10.20
   Year Ended 6/30/02 (c)        (.03)        0.00       (.63)        10.25          6.57
   10/9/00 (h) to 6/30/01         0.00        0.00       (.47)        10.22          7.28
Short Duration
   Class A
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.31)      $ 12.67         1.03%
   5/21/03 (h) to 9/30/03         0.00        0.00       (.08)        12.84           .48
   Class B
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.22)      $ 12.67          .32%
   5/21/03 (h) to 9/30/03         0.00        0.00       (.05)        12.84           .24
   Class C
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.22)      $ 12.66          .25%
   5/21/03 (h) to 9/30/03         0.00        0.00       (.05)        12.84           .24




                                          Ratios / Supplemental Data
                             -----------------------------------------------------
                                                             Ratio of Net
                                                 Ratio         Investment
                               Net Assets,     of Expenses       Income      Portfolio
                              End of Period    to Average      to Average    Turnover
 Fiscal Year or Period       (000's omitted)   Net Assets      Net Assets      Rate
-------------------------    ---------------  -------------  --------------  ---------
U.S. Government
   Class A
   Year Ended 9/30/04          $  626,183          1.34%(e)(k)    4.23%(d)      150%
   7/1/03 to 9/30/03 (j)          811,376        1.18(e)(i)       3.43(i)       241
   Year Ended 6/30/03             889,115           1.10(e)          3.64       976
   Year Ended 6/30/02 (c)         865,739           1.23(e)          5.15      1009
   Year Ended 6/30/01             884,574           2.11(e)          6.57       712
   Year Ended 6/30/00             430,895           2.14(e)          7.13       398
   Class B
   Year Ended 9/30/04          $  229,823          2.07%(e)(k)   3.55%(d)       150%
   7/1/03 to 9/30/03 (j)          399,040        1.90(e)(i)       2.75(i)       241
   Year Ended 6/30/03             495,606           1.82(e)          2.95       976
   Year Ended 6/30/02 (c)         400,221           1.93(e)          4.41      1009
   Year Ended 6/30/01             276,308           2.90(e)          5.95       712
   Year Ended 6/30/00             200,283           2.80(e)          6.28       398
   Class C
   Year Ended 9/30/04          $  107,003          2.06%(e)(k)   3.56%(d)       150%
   7/1/03 to 9/30/03 (j)          167,359        1.89(e)(i)       2.76(i)       241
   Year Ended 6/30/03             204,006           1.81(e)          2.96       976
   Year Ended 6/30/02 (c)         202,030           1.93(e)          4.42      1009
   Year Ended 6/30/01             169,213           2.89(e)          5.94       712
   Year Ended 6/30/00             112,808           2.82(e)          6.35       398
   Class R
   11/03/03(h) to 9/30/04      $       16       1.48%(e)(i)(k)   4.08%(d)(i)    150%
   Advisor Class
   Year Ended 9/30/04          $  247,020          1.02%(e)(k)   4.52%(d)       150%
   7/1/03 to 9/30/03 (j)          204,108         .89(e)(i)       3.72(i)       241
   Year Ended 6/30/03             197,649            .81(e)          3.96       976
   Year Ended 6/30/02 (c)         177,834            .89(e)          5.41      1009
   10/6/00 (h) to 6/30/01          27,154        1.38(e)(i)       6.74(i)       712
Quality Bond
   Class A
   Year Ended 10/31/04         $   56,778          1.02%(f)(k)   3.21%(d)       658%
   7/1/03 to 10/31/03 (j)          68,213         .98(f)(i)    2.60(d)(i)       199
   Year Ended 6/30/03              76,565            .98(f)       3.08(d)       867
   Year Ended 6/30/02 (c)          44,852            .98(f)       4.39(d)       573
   Year Ended 6/30/01              20,068            .98(f)       5.49(d)       385
   Year Ended 6/30/00               5,071            .98(f)       5.96(d)       215
   Class B
   Year Ended 10/31/04         $   66,635          1.68%(f)      2.59%(d)       658%
   7/1/03 to 10/31/03 (j)          96,033        1.68(f)(i)    2.01(d)(i)       199
   Year Ended 6/30/03             113,233           1.68(f)       2.41(d)       867
   Year Ended 6/30/02 (c)          50,354           1.68(f)       3.70(d)       573
   Year Ended 6/30/01              13,960           1.68(f)       4.82(d)       385
   Year Ended 6/30/00               1,007           1.68(f)       5.32(d)       215
   Class C
   Year Ended 10/31/04         $   19,008          1.68%(f)      2.60%(d)       658%
   7/1/03 to 10/31/03 (j)          26,021        1.68(f)(i)    2.03(d)(i)       199
   Year Ended 6/30/03              26,445           1.68(f)       2.41(d)       867
   Year Ended 6/30/02 (c)          16,131           1.68(f)       3.71(d)       573
   Year Ended 6/30/01               4,315           1.68(f)       4.88(d)       385
   Year Ended 6/30/00                 514           1.68(f)       5.35(d)       215
   Class R
   11/03/03(h) to 10/31/04     $       16       1.18%(f)(i)   2.98%(d)(i)       658%
   Advisor Class
   Year Ended 10/31/04         $  309,690           .68%(f)      3.47%(d)       658%
   7/1/03 to 10/31/03 (j)         258,747         .68(f)(i)    2.87(d)(i)       199
   Year Ended 6/30/03             246,127            .68(f)       3.39(d)       867
   Year Ended 6/30/02 (c)         185,071            .68(f)       4.69(d)       573
   10/9/00 (h) to 6/30/01          27,420         .68(f)(i)    5.89(d)(i)       385
Short Duration
   Class A
   Year Ended 9/30/04          $   58,793          1.03%(e)         2.06%       359%
   5/21/03 (h) to 9/30/03          92,075            .91(i)       1.81(i)       283
   Class B
   Year Ended 9/30/04          $   44,281          1.75%(e)         1.34%       359%
   5/21/03 (h) to 9/30/03          34,311           1.64(i)       1.13(i)       283
   Class C
   Year Ended 9/30/04          $   39,581          1.74%(e)         1.35%       359%
   5/21/03 (h) to 9/30/03          32,929           1.63(i)       1.11(i)       283


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 through 68.


60 & 61



                                               Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------------  ---------------------------------------------
                                Net                        Net             Net                         Distributions
                               Asset                   Realized and      Increase                        in Excess    Distributions
                               Value,        Net        Unrealized     (Decrease) in   Dividends From     of Net         From Net
                            Beginning of  Investment  Gain (Loss) on  Net Asset Value  Net Investment   Investment    Realized Gain
 Fiscal Year or Period         Period     Income(a)    Investments    From Operations      Income         Income      on Investments
-------------------------   ------------  ----------  --------------  ---------------  --------------  -------------  --------------
Corporate Bond
   Class A
   Year Ended 9/30/04 (l)      $11.97     $  .75(d)     $     .18         $   .93         $ (.72)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)        12.03        .18            (.06)             .12           (.18)             0.00           0.00
   Year Ended 6/30/03           10.70        .77             1.35            2.12           (.76)             0.00           0.00
   Year Ended 6/30/02 (c)       12.29        .94           (1.55)           (.61)           (.94)             0.00           0.00
   Year Ended 6/30/01           11.91        .97              .42            1.39           (.97)            (.01)           0.00
   Year Ended 6/30/00           12.49       1.04            (.55)             .49          (1.04)             0.00           0.00
   Class B
   Year Ended 9/30/04 (l)      $11.96     $  .66(d)     $     .19         $   .85         $ (.64)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)        12.02        .16            (.06)             .10           (.16)             0.00           0.00
   Year Ended 6/30/03           10.70        .69             1.35            2.04           (.70)             0.00           0.00
   Year Ended 6/30/02 (c)       12.30        .85           (1.55)           (.70)           (.85)            (.01)           0.00
   Year Ended 6/30/01           11.92        .88              .42            1.30           (.88)            (.01)           0.00
   Year Ended 6/30/00           12.49        .95            (.54)             .41           (.95)             0.00           0.00
   Class C
   Year Ended 9/30/04 (l)      $11.96     $  .67(d)     $     .19         $   .86         $ (.64)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)        12.02        .16            (.06)             .10           (.16)             0.00           0.00
   Year Ended 6/30/03           10.70        .69             1.35            2.04           (.70)             0.00           0.00
   Year Ended 6/30/02 (c)       12.30        .85           (1.55)           (.70)           (.85)            (.01)           0.00
   Year Ended 6/30/01           11.91        .89              .42            1.31           (.89)             0.00           0.00
   Year Ended 6/30/00           12.49        .94            (.54)             .40           (.95)             0.00           0.00
   Class R
   11/3/03(h) to 9/30/04 (l)   $11.88     $  .66(d)     $     .27         $   .93         $ (.63)         $   0.00      $    0.00
   Advisor Class
   Year Ended 9/30/04 (l)      $11.98     $  .84(d)     $     .13         $   .97         $ (.76)         $   0.00      $    0.00
   7/1/03 to 9/30/03 (j)        12.03        .19            (.05)             .14           (.19)             0.00           0.00
   8/8/02(h) to 6/30/03         10.21        .69             1.85            2.54           (.70)             0.00           0.00
High Yield
   Class A
   Year Ended 9/30/04          $ 5.98     $  .43(d)     $     .11         $   .54         $ (.50)         $   0.00      $    0.00
   9/1/03 to 9/30/03 (j)         5.90        .04              .08             .12           (.04)             0.00           0.00
   Year Ended 8/31/03            5.33        .48              .61            1.09           (.49)             0.00           0.00
   Year Ended 8/31/02 (c)        6.49        .60           (1.16)           (.56)           (.58)             0.00           0.00
   Year Ended 8/31/01            8.10        .76           (1.50)           (.74)           (.72)             0.00           0.00
   Year Ended 8/31/00            9.47        .92           (1.26)           (.34)           (.98)             0.00           0.00
   Class B
   Year Ended 9/30/04          $ 5.99     $  .50(d)     $   (.01)         $   .49         $ (.46)         $   0.00      $    0.00
   9/1/03 to 9/30/03 (j)         5.90        .03(d)           .10             .13           (.04)             0.00           0.00
   Year Ended 8/31/03            5.33        .43              .62            1.05           (.45)             0.00           0.00
   Year Ended 8/31/02 (c)        6.50        .56           (1.17)           (.61)           (.54)             0.00           0.00
   Year Ended 8/31/01            8.10        .70           (1.48)           (.78)           (.68)             0.00           0.00
   Year Ended 8/31/00            9.46        .86           (1.26)           (.40)           (.91)             0.00           0.00
   Class C
   Year Ended 9/30/04          $ 5.99     $  .45(d)     $     .05         $   .50         $ (.46)         $   0.00      $    0.00
   9/1/03 to 9/30/03 (j)         5.90        .03(d)           .10             .13           (.04)             0.00           0.00
   Year Ended 8/31/03            5.33        .43              .62            1.05           (.45)             0.00           0.00
   Year Ended 8/31/02 (c)        6.50        .56           (1.17)           (.61)           (.54)             0.00           0.00
   Year Ended 8/31/01            8.10        .70           (1.48)           (.78)           (.68)             0.00           0.00
   Year Ended 8/31/00            9.47        .86           (1.27)           (.41)           (.91)             0.00           0.00
   Advisor Class
   Year Ended 9/30/04          $ 5.99     $  .44(d)     $     .11         $   .55         $ (.51)         $   0.00      $    0.00
   9/1/03 to 9/30/03 (j)         5.91        .04              .08             .12           (.04)             0.00           0.00
   Year Ended 8/31/03            5.34        .49              .61            1.10           (.50)             0.00           0.00
   Year Ended 8/31/02 (c)        6.50        .62           (1.16)           (.54)           (.61)             0.00           0.00
   Year Ended 8/31/01            8.10        .70           (1.40)           (.70)           (.74)             0.00           0.00
   Year Ended 8/31/00            9.47        .95           (1.27)           (.32)          (1.00)             0.00           0.00



                                      Less Distributions
                            -------------------------------------
                            Distributions                                          Total
                            in Excess of     Tax        Total                    Investment
                            Net Realized   Return     Dividends    Net Asset       Return
                               Gain on       of          and       Value, End   Based on Net
 Fiscal Year or Period       Investments   Capital  Distributions  of Period   Asset Value (b)
-------------------------   -------------  -------  -------------  ----------  ---------------
Corporate Bond
   Class A
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.72)      $ 12.18         8.01%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.18)        11.97          1.06
   Year Ended 6/30/03             0.00       (.03)       (.79)        12.03         20.75
   Year Ended 6/30/02 (c)         0.00       (.04)       (.98)        10.70        (5.51)
   Year Ended 6/30/01             0.00       (.03)      (1.01)        12.29         12.03
   Year Ended 6/30/00             0.00       (.03)      (1.07)        11.91          4.11
   Class B
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.64)      $ 12.17         7.26%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.16)        11.96           .88
   Year Ended 6/30/03             0.00       (.02)       (.72)        12.02         19.85
   Year Ended 6/30/02 (c)         0.00       (.04)       (.90)        10.70        (6.23)
   Year Ended 6/30/01             0.00       (.03)       (.92)        12.30         11.24
   Year Ended 6/30/00             0.00       (.03)       (.98)        11.92          3.39
   Class C
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.64)      $ 12.18         7.35%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.16)        11.96           .88
   Year Ended 6/30/03             0.00       (.02)       (.72)        12.02         19.85
   Year Ended 6/30/02 (c)         0.00       (.04)       (.90)        10.70        (6.23)
   Year Ended 6/30/01             0.00       (.03)       (.92)        12.30         11.33
   Year Ended 6/30/00             0.00       (.03)       (.98)        11.91          3.30
   Class R
   11/3/03(h) to 9/30/04 (l)   $  0.00     $  0.00    $  (.63)      $ 12.18         8.04%
   Advisor Class
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.76)      $ 12.19         8.34%
   7/1/03 to 9/30/03 (j)          0.00        0.00       (.19)        11.98          1.22
   8/8/02(h) to 6/30/03           0.00       (.02)       (.72)        12.03         25.70
High Yield
   Class A
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.50)      $  6.02         9.23%
   9/1/03 to 9/30/03 (j)          0.00        0.00       (.04)         5.98          2.03
   Year Ended 8/31/03             0.00       (.03)       (.52)         5.90         21.38
   Year Ended 8/31/02 (c)         0.00       (.02)       (.60)         5.33        (9.14)
   Year Ended 8/31/01             0.00       (.15)       (.87)         6.49        (9.39)
   Year Ended 8/31/00             0.00       (.05)      (1.03)         8.10        (3.79)
   Class B
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.46)      $  6.02         8.38%
   9/1/03 to 9/30/03 (j)          0.00        0.00       (.04)         5.99          2.15
   Year Ended 8/31/03             0.00       (.03)       (.48)         5.90         20.55
   Year Ended 8/31/02 (c)         0.00       (.02)       (.56)         5.33        (9.94)
   Year Ended 8/31/01             0.00       (.14)       (.82)         6.50        (9.94)
   Year Ended 8/31/00             0.00       (.05)       (.96)         8.10        (4.40)
   Class C
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.46)      $  6.03         8.56%
   9/1/03 to 9/30/03 (j)          0.00        0.00       (.04)         5.99          2.15
   Year Ended 8/31/03             0.00       (.03)       (.48)         5.90         20.54
   Year Ended 8/31/02 (c)         0.00       (.02)       (.56)         5.33        (9.94)
   Year Ended 8/31/01             0.00       (.14)       (.82)         6.50        (9.94)
   Year Ended 8/31/00             0.00       (.05)       (.96)         8.10        (4.51)
   Advisor Class
   Year Ended 9/30/04          $  0.00     $  0.00    $  (.51)      $  6.03         9.51%
   9/1/03 to 9/30/03 (j)          0.00        0.00       (.04)         5.99          2.05
   Year Ended 8/31/03             0.00       (.03)       (.53)         5.91         21.73
   Year Ended 8/31/02 (c)         0.00       (.01)       (.62)         5.34        (8.82)
   Year Ended 8/31/01             0.00       (.16)       (.90)         6.50        (8.96)
   Year Ended 8/31/00             0.00       (.05)      (1.05)         8.10        (3.47)



                                          Ratios / Supplemental Data
                             -----------------------------------------------------
                                                             Ratio of Net
                                                 Ratio         Investment
                               Net Assets,     of Expenses       Income      Portfolio
                              End of Period    to Average      to Average    Turnover
 Fiscal Year or Period       (000's omitted)   Net Assets      Net Assets      Rate
-------------------------    ---------------  -------------  --------------  ---------
Corporate Bond
   Class A
   Year Ended 9/30/04 (l)      $  512,458          1.16%(e)(k)   6.25%(d)       230%
   7/1/03 to 9/30/03 (j)          535,318        1.20(e)(i)       6.18(i)        65
   Year Ended 6/30/03             555,979           1.16(e)          6.96       171
   Year Ended 6/30/02 (c)         520,984           1.12(e)          7.79       276
   Year Ended 6/30/01             530,446           1.31(e)          7.95       340
   Year Ended 6/30/00             473,578           1.12(e)          8.51       302
   Class B
   Year Ended 9/30/04 (l)      $  251,173          1.89%(e)(k)   5.55%(d)       230%
   7/1/03 to 9/30/03 (j)          383,763        1.92(e)(i)       5.48(i)        65
   Year Ended 6/30/03             418,095           1.88(e)          6.27       171
   Year Ended 6/30/02 (c)         458,394           1.83(e)          7.05       276
   Year Ended 6/30/01             509,953           2.03(e)          7.18       340
   Year Ended 6/30/00             477,259           1.83(e)          7.77       302
   Class C
   Year Ended 9/30/04 (l)      $  126,685          1.87%(e)(k)   5.55%(d)       230%
   7/1/03 to 9/30/03 (j)          157,719        1.91(e)(i)       5.49(i)        65
   Year Ended 6/30/03             168,123           1.87(e)          6.28       171
   Year Ended 6/30/02 (c)         179,418           1.82(e)          7.07       276
   Year Ended 6/30/01             185,022           2.03(e)          7.22       340
   Year Ended 6/30/00             176,814           1.83(e)          7.75       302
   Class R
   11/3/03(h) to 9/30/04 (l)   $       10       1.34%(e)(i)(k)6.04%(d)(i)       230%
   Advisor Class
   Year Ended 9/30/04 (l)      $       86           .88%(e)(k)   6.52%(d)       230%
   7/1/03 to 9/30/03 (j)            2,883         .91(e)(i)       6.51(i)        65
   8/8/02(h) to 6/30/03             2,298         .88(e)(i)       6.90(i)       171
High Yield
   Class A
   Year Ended 9/30/04          $  117,602             1.15%(k)   7.09%(d)        83%
   9/1/03 to 9/30/03 (j)           90,466           1.63(i)       7.60(i)        10
   Year Ended 8/31/03             134,674              1.38          8.33       123
   Year Ended 8/31/02 (c)          72,455              1.43         10.06        57
   Year Ended 8/31/01              78,053              1.34         10.62        98
   Year Ended 8/31/00              83,645              1.33         10.92       102
   Class B
   Year Ended 9/30/04          $  217,320             1.88%(k)   8.18%(d)        83%
   9/1/03 to 9/30/03 (j)          279,666     2.40(d)(f)(i)       7.11(i)        10
   Year Ended 8/31/03             277,190              2.11          7.79       123
   Year Ended 8/31/02 (c)         256,533              2.15          9.34        57
   Year Ended 8/31/01             356,062              2.06          9.97        98
   Year Ended 8/31/00             421,105              2.04         10.21       102
   Class C
   Year Ended 9/30/04          $   66,336             1.87%(k)   7.40%(d)        83%
   9/1/03 to 9/30/03 (j)           68,068     2.40(d)(f)(i)       7.11(i)        10
   Year Ended 8/31/03              66,427              2.10          7.72       123
   Year Ended 8/31/02 (c)          48,448              2.14          9.35        57
   Year Ended 8/31/01              67,360              2.04          9.97        98
   Year Ended 8/31/00              79,826              2.03         10.23       102
   Advisor Class
   Year Ended 9/30/04          $  179,418              .85%(k)   7.26%(d)        83%
   9/1/03 to 9/30/03 (j)          148,041           1.40(i)       8.12(i)        10
   Year Ended 8/31/03             145,549              1.09          8.72       123
   Year Ended 8/31/02 (c)          95,895              1.16         10.43        57
   Year Ended 8/31/01              27,762              1.04         10.92        98
   Year Ended 8/31/00               2,441              1.01         11.20       102


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.



62 & 63



                                               Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------------  ---------------------------------------------
                                Net                        Net             Net                         Distributions
                               Asset                   Realized and      Increase                        in Excess    Distributions
                               Value,        Net        Unrealized     (Decrease) in   Dividends From     of Net         From Net
                            Beginning of  Investment  Gain (Loss) on  Net Asset Value  Net Investment   Investment    Realized Gain
 Fiscal Year or Period         Period     Income(a)    Investments    From Operations      Income         Income      on Investments
-------------------------   ------------  ----------  --------------  ---------------  --------------  -------------  --------------
Global Strategic Income
   Class A
   Year Ended 10/31/04 (l)     $ 8.65     $  .48(d)     $     .02         $   .50         $ (.52)         $   0.00      $    0.00
   Year Ended 10/31/03           7.75        .55              .93            1.48           (.29)             0.00           0.00
   Year Ended 10/31/02 (c)       8.43        .63            (.67)           (.04)           (.52)             0.00           0.00
   Year Ended 10/31/01           9.53        .78            (.90)           (.12)           (.71)             0.00           0.00
   Year Ended 10/31/00           9.91        .83            (.22)             .61           (.83)            (.16)           0.00
   Class B
   Year Ended 10/31/04 (l)     $ 8.65     $  .41(d)     $     .02         $   .43         $ (.45)         $   0.00      $    0.00
   Year Ended 10/31/03           7.74        .48              .95            1.43           (.27)             0.00           0.00
   Year Ended 10/31/02 (c)       8.42        .57            (.67)           (.10)           (.47)             0.00           0.00
   Year Ended 10/31/01           9.52        .71            (.90)           (.19)           (.65)             0.00           0.00
   Year Ended 10/31/00           9.90        .76            (.23)             .53           (.76)            (.15)           0.00
   Class C
   Year Ended 10/31/04 (l)     $ 8.65     $  .40(d)     $     .04         $   .44         $ (.45)         $   0.00      $    0.00
   Year Ended 10/31/03           7.75        .50              .92            1.42           (.28)             0.00           0.00
   Year Ended 10/31/02 (c)       8.43        .57            (.67)           (.10)           (.47)             0.00           0.00
   Year Ended 10/31/01           9.52        .72            (.90)           (.18)           (.65)             0.00           0.00
   Year Ended 10/31/00           9.90        .77            (.24)             .53           (.76)            (.15)           0.00
   Advisor Class
   Year Ended 10/31/04 (l)     $ 8.65     $  .47(d)     $     .05         $   .52         $ (.54)         $   0.00      $    0.00
   Year Ended 10/31/03           7.74        .57              .95            1.52           (.34)             0.00           0.00
   Year ended 10/31/02 (c)       8.43        .65            (.67)           (.02)           (.54)             0.00           0.00
   Year ended 10/31/01           9.53        .80            (.89)           (.09)           (.73)             0.00           0.00
   Year ended 10/31/00           9.92        .88            (.25)             .63           (.86)            (.16)           0.00
Americas Government Income
   Class A
   Year Ended 9/30/04 (l)      $ 7.54     $  .50(d)     $   (.16)         $   .34         $ (.53)         $   0.00      $    0.00
   12/1/02 to 9/30/03 (j)        6.86        .44              .73            1.17           (.49)             0.00           0.00
   Year Ended 11/30/02 (c)       7.07        .56            (.11)             .45           (.60)             0.00           0.00
   Year Ended 11/30/01           7.55        .77            (.50)             .27           (.75)             0.00           0.00
   Year Ended 11/30/00           7.28        .75              .34            1.09           (.49)             0.00           0.00
   Year Ended 11/30/99           7.59        .87            (.25)             .62           (.64)            (.11)           0.00
   Class B
   Year Ended 9/30/04 (l)      $ 7.54     $  .45(d)     $   (.16)         $   .29         $ (.48)         $   0.00      $    0.00
   12/1/02 to 9/30/03 (j)        6.86        .40              .73            1.13           (.45)             0.00           0.00
   Year Ended 11/30/02 (c)       7.07        .51            (.11)             .40           (.55)             0.00           0.00
   Year Ended 11/30/01           7.58        .69            (.50)             .19           (.70)             0.00           0.00
   Year Ended 11/30/00           7.31        .69              .36            1.05           (.48)             0.00           0.00
   Year Ended 11/30/99           7.61        .81            (.25)             .56           (.59)            (.10)           0.00
   Class C
   Year Ended 9/30/04 (l)      $ 7.57     $  .45(d)     $   (.16)         $   .29         $ (.48)         $   0.00      $    0.00
   12/1/02 to 9/30/03 (j)        6.88        .40              .74            1.14           (.45)             0.00           0.00
   Year Ended 11/30/02 (c)       7.09        .52            (.12)             .40           (.55)             0.00           0.00
   Year Ended 11/30/01           7.58        .71            (.50)             .21           (.70)             0.00           0.00
   Year Ended 11/30/00           7.31        .70              .35            1.05           (.47)             0.00           0.00
   Year Ended 11/30/99           7.61        .81            (.25)             .56           (.59)            (.10)           0.00
Emerging Market Debt
   Class A
   Year Ended 10/31/04(l)      $ 8.00     $  .49(d)     $     .50         $   .99         $ (.61)         $   0.00      $    0.00
   9/1/03 to 10/31/03 (j)        7.72        .11              .28             .39           (.11)             0.00           0.00
   Year Ended 8/31/03            6.02        .69             1.71            2.40           (.70)             0.00           0.00
   Year Ended 8/31/02 (c)        6.37        .69            (.24)             .45           (.74)             0.00           0.00
   Year Ended 8/31/01            7.06        .85            (.76)             .09           (.78)             0.00           0.00
   Year Ended 8/31/00            5.69        .75             1.40            2.15           (.75)             0.00           0.00
   Class B
   Year Ended 10/31/04(l)      $ 8.07     $  .62(d)     $     .32         $   .94         $ (.56)         $   0.00      $    0.00
   9/1/03 to 10/31/03 (j)        7.80        .10              .28             .38           (.11)             0.00           0.00
   Year Ended 8/31/03            6.09        .64             1.73            2.37           (.66)             0.00           0.00
   Year Ended 8/31/02 (c)        6.45        .64            (.24)             .40           (.70)             0.00           0.00
   Year Ended 8/31/01            7.14        .79            (.76)             .03           (.72)             0.00           0.00
   Year Ended 8/31/00            5.74        .71             1.40            2.11           (.68)             0.00           0.00
   Class C
   Year Ended 10/31/04(l)      $ 8.09     $  .45(d)     $     .49         $   .94         $ (.56)         $   0.00      $    0.00
   9/1/03 to 10/31/03 (j)        7.82        .10              .28             .38           (.11)             0.00           0.00
   Year Ended 8/31/03            6.10        .63             1.75            2.38           (.66)             0.00           0.00
   Year Ended 8/31/02 (c)        6.46        .64            (.24)             .40           (.70)             0.00           0.00
   Year Ended 8/31/01            7.15        .79            (.76)             .03           (.72)             0.00           0.00
   Year Ended 8/31/00            5.74        .71             1.41            2.12           (.68)             0.00           0.00



                                      Less Distributions
                            -------------------------------------
                            Distributions                                          Total
                            in Excess of     Tax        Total                    Investment
                            Net Realized   Return     Dividends    Net Asset       Return
                               Gain on       of          and       Value, End   Based on Net
 Fiscal Year or Period       Investments   Capital  Distributions  of Period   Asset Value (b)
-------------------------   -------------  -------  -------------  ----------  ---------------
Global Strategic Income
   Class A
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.52)      $  8.63         5.89%
   Year Ended 10/31/03            0.00       (.29)       (.58)         8.65         19.57
   Year Ended 10/31/02 (c)        0.00       (.12)       (.64)         7.75         (.50)
   Year Ended 10/31/01            0.00       (.27)       (.98)         8.43        (1.50)
   Year Ended 10/31/00            0.00        0.00       (.99)         9.53          6.12
   Class B
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.45)      $  8.63         5.13%
   Year Ended 10/31/03            0.00       (.25)       (.52)         8.65         18.89
   Year Ended 10/31/02 (c)        0.00       (.11)       (.58)         7.74        (1.23)
   Year Ended 10/31/01            0.00       (.26)       (.91)         8.42        (2.24)
   Year Ended 10/31/00            0.00        0.00       (.91)         9.52          5.38
   Class C
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.45)      $  8.64         5.25%
   Year Ended 10/31/03            0.00       (.24)       (.52)         8.65         18.74
   Year Ended 10/31/02 (c)        0.00       (.11)       (.58)         7.75        (1.22)
   Year Ended 10/31/01            0.00       (.26)       (.91)         8.43        (2.13)
   Year Ended 10/31/00            0.00        0.00       (.91)         9.52          5.38
   Advisor Class
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.54)      $  8.63         6.21%
   Year Ended 10/31/03            0.00       (.27)       (.61)         8.65         20.10
   Year ended 10/31/02 (c)        0.00       (.13)       (.67)         7.74         (.31)
   Year ended 10/31/01            0.00       (.28)      (1.01)         8.43        (1.19)
   Year ended 10/31/00            0.00        0.00      (1.02)         9.53          6.33
Americas Government Income
   Class A
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.53)      $  7.35         4.72%
   12/1/02 to 9/30/03 (j)         0.00        0.00       (.49)         7.54         17.48
   Year Ended 11/30/02 (c)        0.00       (.06)       (.66)         6.86          6.69
   Year Ended 11/30/01            0.00        0.00       (.75)         7.07          3.32
   Year Ended 11/30/00            0.00       (.33)       (.82)         7.55         15.80
   Year Ended 11/30/99            0.00       (.18)       (.93)         7.28          8.56
   Class B
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.48)      $  7.35         3.98%
   12/1/02 to 9/30/03 (j)         0.00        0.00       (.45)         7.54         16.84
   Year Ended 11/30/02 (c)        0.00       (.06)       (.61)         6.86          5.92
   Year Ended 11/30/01            0.00        0.00       (.70)         7.07          2.20
   Year Ended 11/30/00            0.00       (.30)       (.78)         7.58         14.99
   Year Ended 11/30/99            0.00       (.17)       (.86)         7.31          7.79
   Class C
   Year Ended 9/30/04 (l)      $  0.00     $  0.00    $  (.48)      $  7.38         3.97%
   12/1/02 to 9/30/03 (j)         0.00        0.00       (.45)         7.57         16.94
   Year Ended 11/30/02 (c)        0.00       (.06)       (.61)         6.88          5.91
   Year Ended 11/30/01            0.00        0.00       (.70)         7.09          2.48
   Year Ended 11/30/00            0.00       (.31)       (.78)         7.58         14.99
   Year Ended 11/30/99            0.00       (.17)       (.86)         7.31          7.79
Emerging Market Debt
   Class A
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.61)      $  8.38        12.82%
   9/1/03 to 10/31/03 (j)         0.00        0.00       (.11)         8.00          5.11
   Year Ended 8/31/03             0.00        0.00       (.70)         7.72         41.80
   Year Ended 8/31/02 (c)         0.00       (.06)       (.80)         6.02          7.38
   Year Ended 8/31/01             0.00        0.00       (.78)         6.37          1.55
   Year Ended 8/31/00             0.00       (.03)       (.78)         7.06         39.76
   Class B
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.56)      $  8.45        12.02%
   9/1/03 to 10/31/03 (j)         0.00        0.00       (.11)         8.07          4.84
   Year Ended 8/31/03             0.00        0.00       (.66)         7.80         40.69
   Year Ended 8/31/02 (c)         0.00       (.06)       (.76)         6.09          6.50
   Year Ended 8/31/01             0.00        0.00       (.72)         6.45           .63
   Year Ended 8/31/00             0.00       (.03)       (.71)         7.14         38.41
   Class C
   Year Ended 10/31/04 (l)     $  0.00     $  0.00    $  (.56)      $  8.47        12.00%
   9/1/03 to 10/31/03 (j)         0.00        0.00       (.11)         8.09          4.83
   Year Ended 8/31/03             0.00        0.00       (.66)         7.82         40.80
   Year Ended 8/31/02 (c)         0.00       (.06)       (.76)         6.10          6.50
   Year Ended 8/31/01             0.00        0.00       (.72)         6.46           .63
   Year Ended 8/31/00             0.00       (.03)       (.71)         7.15         38.58


                                          Ratios / Supplemental Data
                             -----------------------------------------------------
                                                             Ratio of Net
                                                 Ratio         Investment
                               Net Assets,     of Expenses       Income      Portfolio
                              End of Period    to Average      to Average    Turnover
 Fiscal Year or Period       (000's omitted)   Net Assets      Net Assets      Rate
-------------------------    ---------------  -------------  --------------  ---------
Global Strategic Income
   Class A
   Year Ended 10/31/04 (l)     $   29,465              1.43%(k)      5.83%(d)   106%
   Year Ended 10/31/03             37,043              1.60          6.50       155
   Year Ended 10/31/02 (c)         38,631              1.53          7.71       268
   Year Ended 10/31/01             57,667              1.45          8.60       304
   Year Ended 10/31/00             52,561              1.54          8.32       321
   Class B
   Year Ended 10/31/04 (l)     $   84,385             2.15%(k)      5.12%(d)    106%
   Year Ended 10/31/03            115,414              2.31          5.83       155
   Year Ended 10/31/02 (c)        117,529              2.24          7.02       268
   Year Ended 10/31/01            156,948              2.16          7.85       304
   Year Ended 10/31/00            118,356              2.27          7.66       321
   Class C
   Year Ended 10/31/04 (l)     $   14,094              2.14%(k)     5.14%(d)    106%
   Year Ended 10/31/03             21,175              2.30          5.81       155
   Year Ended 10/31/02 (c)         20,113              2.23          7.00       268
   Year Ended 10/31/01             33,035              2.15          7.90       304
   Year Ended 10/31/00             32,345              2.25          7.68       321
   Advisor Class
   Year Ended 10/31/04 (l)     $      900              1.13%(k)      6.15%(d)   106%
   Year Ended 10/31/03              1,483              1.30          6.84       155
   Year ended 10/31/02 (c)          1,358              1.24          8.08       268
   Year ended 10/31/01              1,350              1.13          8.81       304
   Year ended 10/31/00              2,658              1.23          8.71       321
Americas Government Income
   Class A
   Year Ended 9/30/04 (l)      $  956,690          1.25%(e)(k)   6.80%(d)        76%
   12/1/02 to 9/30/03 (j)       1,060,244        1.49(e)(i)       7.28(i)        60
   Year Ended 11/30/02 (c)        947,300           1.57(e)          8.19       160
   Year Ended 11/30/01          1,009,606           1.96(e)         10.07       315
   Year Ended 11/30/00            979,126           2.26(e)         10.03       234
   Year Ended 11/30/99            730,468           2.09(e)         11.72       158
   Class B
   Year Ended 9/30/04 (l)      $  476,171          1.98%(e)(k)   6.07%(d)        76%
   12/1/02 to 9/30/03 (j)         696,043        2.21(e)(i)       6.59(i)        60
   Year Ended 11/30/02 (c)        740,782           2.28(e)          7.47       160
   Year Ended 11/30/01            888,457           2.66(e)          9.06       315
   Year Ended 11/30/00            826,340           2.93(e)          9.37       234
   Year Ended 11/30/99          1,011,395           2.78(e)         10.97       158
   Class C
   Year Ended 9/30/04 (l)      $  251,666          1.96%(e)(k)   6.07%(d)        76%
   12/1/02 to 9/30/03 (j)         295,295        2.20(e)(i)       6.56(i)        60
   Year Ended 11/30/02 (c)        277,015           2.27(e)          7.45       160
   Year Ended 11/30/01            310,985           2.65(e)          9.34       315
   Year Ended 11/30/00            267,646           2.95(e)          9.35       234
   Year Ended 11/30/99            258,696           2.78(e)         10.98       158
Emerging Market Debt
   Class A
   Year Ended 10/31/04 (l)     $  156,469          1.23%(e)(k)   6.04%(d)       173%
   9/1/03 to 10/31/03 (j)         137,709        1.75(e)(i)       7.90(i)        20
   Year Ended 8/31/03             118,669           1.94(e)          9.73       125
   Year Ended 8/31/02 (c)          76,397           1.88(e)         11.02       170
   Year Ended 8/31/01              66,750           2.20(e)         12.78       150
   Year Ended 8/31/00              66,075           1.76(e)         11.59       173
   Class B
   Year Ended 10/31/04 (l)     $   61,715          1.94%(e)(k)   7.57%(d)       173%
   9/1/03 to 10/31/03 (j)          90,443        2.45(e)(i)       7.11(i)        20
   Year Ended 8/31/03              89,571           2.64(e)          9.07       125
   Year Ended 8/31/02 (c)          80,064           2.58(e)         10.25       170
   Year Ended 8/31/01              83,706           2.88(e)         11.80       150
   Year Ended 8/31/00             108,075           2.45(e)         10.85       173
   Class C
   Year Ended 10/31/04 (l)     $   82,876          1.92%(e)(k)   5.51%(d)       173%
   9/1/03 to 10/31/03 (j)          77,657        2.43(e)(i)       7.09(i)        20
   Year Ended 8/31/03              73,477           2.63(e)          8.91       125
   Year Ended 8/31/02 (c)          45,527           2.56(e)         10.16       170
   Year Ended 8/31/01              40,667           2.87(e)         11.81       150
   Year Ended 8/31/00              48,960           2.45(e)         10.78       173




--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 through 68.


64 & 65



                                               Income from Investment Operations             Less Dividends and Distributions
                                          -------------------------------------------  ---------------------------------------------
                                Net                        Net             Net                         Distributions
                               Asset                   Realized and      Increase                        in Excess    Distributions
                               Value,        Net        Unrealized     (Decrease) in   Dividends From     of Net         From Net
                            Beginning of  Investment  Gain (Loss) on  Net Asset Value  Net Investment   Investment    Realized Gain
 Fiscal Year or Period         Period     Income(a)    Investments    From Operations      Income         Income      on Investments
-------------------------   ------------  ----------  --------------  ---------------  --------------  -------------  --------------
Multi-Market Strategy
   Class A
   Year Ended 10/31/04         $ 5.70     $  .14(d)     $     .03         $   .17         $ (.09)         $   0.00      $    0.00
   Year Ended 10/31/03           5.89        .17            (.06)             .11           (.03)             0.00           0.00
   Year Ended 10/31/02 (c)       5.99        .19              .02             .21            0.00             0.00           0.00
   Year Ended 10/31/01           6.08        .35              .13             .48           (.32)             0.00           0.00
   Year Ended 10/31/00           6.29        .38            (.19)             .19           (.38)            (.02)           0.00
   Class B
   Year Ended 10/31/04         $ 5.71     $  .09(d)     $     .04         $   .13         $ (.07)         $   0.00      $    0.00
   Year Ended 10/31/03           5.90        .12            (.05)             .07           (.02)             0.00           0.00
   Year Ended 10/31/02 (c)       6.01        .14              .02             .16            0.00             0.00           0.00
   Year Ended 10/31/01           6.10        .30              .13             .43           (.29)             0.00           0.00
   Year Ended 10/31/00           6.32        .33            (.19)             .14           (.34)            (.02)           0.00
   Class C
   Year Ended 10/31/04         $ 5.71     $  .10(d)     $     .04         $   .14         $ (.07)         $   0.00      $    0.00
   Year Ended 10/31/03           5.90        .13            (.06)             .07           (.02)             0.00           0.00
   Year Ended 10/31/02 (c)       6.01        .14              .02             .16            0.00             0.00           0.00
   Year Ended 10/31/01           6.10        .30              .13             .43           (.29)             0.00           0.00
   Year Ended 10/31/00           6.31        .34            (.19)             .15           (.34)            (.02)           0.00



                                      Less Distributions
                            -------------------------------------
                            Distributions                                          Total
                            in Excess of     Tax        Total                    Investment
                            Net Realized   Return     Dividends    Net Asset       Return
                               Gain on       of          and       Value, End   Based on Net
 Fiscal Year or Period       Investments   Capital  Distributions  of Period   Asset Value (b)
-------------------------   -------------  -------  -------------  ----------  ---------------
Multi-Market Strategy
   Class A
   Year Ended 10/31/04         $  0.00     $ (.10)    $  (.19)      $  5.68         3.11%
   Year Ended 10/31/03            0.00       (.27)       (.30)         5.70          1.88
   Year Ended 10/31/02 (c)        0.00       (.31)       (.31)         5.89          3.74
   Year Ended 10/31/01            0.00       (.25)       (.57)         5.99          8.27
   Year Ended 10/31/00            0.00        0.00       (.40)         6.08          3.17
   Class B
   Year Ended 10/31/04         $  0.00     $ (.08)    $  (.15)      $  5.69         2.39%
   Year Ended 10/31/03            0.00       (.24)       (.26)         5.71          1.17
   Year Ended 10/31/02 (c)        0.00       (.27)       (.27)         5.90          2.84
   Year Ended 10/31/01            0.00       (.23)       (.52)         6.01          7.49
   Year Ended 10/31/00            0.00        0.00       (.36)         6.10          2.30
   Class C
   Year Ended 10/31/04         $  0.00     $ (.08)    $  (.15)      $  5.70         2.57%
   Year Ended 10/31/03            0.00       (.24)       (.26)         5.71          1.17
   Year Ended 10/31/02 (c)        0.00       (.27)       (.27)         5.90          2.83
   Year Ended 10/31/01            0.00       (.23)       (.52)         6.01          7.48
   Year Ended 10/31/00            0.00        0.00       (.36)         6.10          2.46



                                          Ratios / Supplemental Data
                             -----------------------------------------------------
                                                             Ratio of Net
                                                 Ratio         Investment
                               Net Assets,     of Expenses       Income      Portfolio
                              End of Period    to Average      to Average    Turnover
 Fiscal Year or Period       (000's omitted)   Net Assets      Net Assets      Rate
-------------------------    ---------------  -------------  --------------  ---------
Multi-Market Strategy
   Class A
   Year Ended 10/31/04         $  188,312              1.46%(k)      2.39%(d)    62%
   Year Ended 10/31/03            224,504              1.49          2.87       113
   Year Ended 10/31/02 (c)        264,978              1.49          3.22       115
   Year Ended 10/31/01            289,265              1.48          5.87        79
   Year Ended 10/31/00            305,610           1.52(g)          6.25        82
   Class B
   Year Ended 10/31/04         $    7,831              2.21%(k)      1.63%(d)    62%
   Year Ended 10/31/03             12,904              2.23          2.13       113
   Year Ended 10/31/02 (c)         13,150              2.24          2.44       115
   Year Ended 10/31/01             11,311              2.24          5.05        79
   Year Ended 10/31/00             13,052           2.28(g)          5.44        82
   Class C
   Year Ended 10/31/04         $   10,991              2.17%(k)      1.67%(d)    62%
   Year Ended 10/31/03             14,480              2.20          2.15       113
   Year Ended 10/31/02 (c)         17,592              2.20          2.48       115
   Year Ended 10/31/01             15,208              2.19          5.10        79
   Year Ended 10/31/00             16,578           2.22(g)          5.52        82



--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c) As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                                    Increase
                                                                                  (Decrease) in
                                                                                  Net Realized    Decrease in Ratio of
                                                                   Decrease in   and Unrealized   Net Investment Income to
                                                                 Net Investment  Gain (Loss) on   Average Net Assets:
                                                     Effective     Income per      Investments    ------------------------
                                                       Date           Share         per Share         From:       To:
                                                     ---------   --------------  ---------------    ---------  --------
      AllianceBernstein U.S. Government               7/1/01
      Class A                                                        (0.03)           0.03            5.56%      5.15%
      Class B                                                        (0.03)           0.03            4.82%      4.41%
      Class C                                                        (0.03)           0.03            4.83%      4.42%
      Advisor Class                                                  (0.03)           0.03            5.81%      5.41%

      AllianceBernstein Quality Bond                  7/1/01
      Class A                                                        (0.05)           0.05            4.93%      4.39%
      Class B                                                        (0.05)           0.05            4.24%      3.70%
      Class C                                                        (0.05)           0.05            4.25%      3.71%
      Advisor Class                                                  (0.06)           0.06            5.24%      4.69%

      AllianceBernstein Corporate Bond                7/1/01
      Class A                                                        (0.01)         (0.01)            7.82%      7.79%
      Class B                                                        (0.01)         (0.01)            7.08%      7.05%
      Class C                                                        (0.01)         (0.01)            7.10%      7.07%

      AllianceBernstein High Yield                    9/1/01
      Class A                                                        (0.01)         (0.01)           10.19%     10.06%
      Class B                                                        (0.01)         (0.01)            9.47%      9.34%
      Class C                                                        (0.01)         (0.01)            9.47%      9.35%
      Advisor Class                                                  (0.01)         (0.01)           10.56%     10.43%

      AllianceBernstein Global Strategic Income      11/1/01
      Class A                                                        (0.03)         (0.03)            8.03%      7.71%
      Class B                                                        (0.03)         (0.03)            7.34%      7.02%
      Class C                                                        (0.03)         (0.03)            7.32%      7.00%
      Advisor Class                                                  (0.03)         (0.03)            8.40%      8.08%

      AllianceBernstein Americas Government Income   12/1/01
      Class A                                                        (0.04)         (0.04)            8.83%      8.19%
      Class B                                                        (0.04)         (0.04)            8.10%      7.47%
      Class C                                                        (0.04)         (0.04)            8.09%      7.45%

      AllianceBernstein Emerging Market Debt          9/1/01
      Class A                                                        (0.01)         (0.01)           11.10%     11.02%
      Class B                                                        (0.01)         (0.01)           10.34%     10.25%
      Class C                                                        (0.01)         (0.01)           10.24%     10.16%

      AllianceBernstein Multi-Market Strategy        11/1/01
      Class A                                                        (0.14)         (0.14)            5.56%      3.22%
      Class B                                                        (0.14)         (0.14)            4.79%      2.44%
      Class C                                                        (0.14)         (0.14)            4.83%      2.48%


--------------------------------------------------------------------------------
(d)   Net of fees waived and expenses reimbursed by Alliance.
(e) Includes interest expense. If the following Funds (except for AllianceBernstein Emerging Market Debt which is net of waivers/ reimbursements) had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                                            September
                                  2004         2003           2003            2002           2001          2000           1999
                                 ------    ------------       -----           -----          -----         -----          -----
      AllianceBernstein
      U.S. Government
      Class A                     1.10%       1.11%(i)         1.09%          1.09%          1.13%         1.12%          1.08%
      Class B                     1.83%       1.83%(i)         1.81%          1.80%          1.83%         1.83%          1.79%
      Class C                     1.82%       1.83%(i)         1.80%          1.79%          1.83%         1.83%          1.78%
      Class R                     1.27%(i)          --            --             --             --            --             --
      Advisor Class                .79%       0.81%(i)         0.80%          0.81%          0.81%            --             --

      AllianceBernstein
      Corporate Bond
      Class A                     1.12%       1.15%(i)         1.13%          1.09%          1.09%         1.11%             --
      Class B                     1.84%       1.87%(i)         1.85%          1.80%          1.81%         1.83%             --
      Class C                     1.84%       1.86%(i)         1.84%          1.79%          1.81%         1.82%             --
      Class R                     1.31%(i)        --              --            --             --            --              --
      Advisor Class               0.83%       0.86%(i)      0.85%(i)            --             --            --              --

      AllianceBernstein
      Short Duration Portfolio
      Class A                     1.01%
      Class B                     1.73%
      Class C                     1.72%

      AllianceBernstein
      Americas Government Income
      Class A                     1.27%       1.26%(i)            --          1.28%          1.23%         1.33%          1.38%
      Class B                     1.99%       1.98%(i)            --          2.00%          1.94%         2.03%          2.08%
      Class C                     1.97%       1.97%(i)            --          1.99%          1.93%         2.03%          2.08%

                                              October
                                               2003
                                             --------
      AllianceBernstein
      Emerging Market Debt
      Class A                     1.21%       1.47%(i)         1.46%          1.50%          1.47%         1.51%             --
      Class B                     1.92%       2.17%(i)         2.17%          2.20%          2.17%         2.21%             --
      Class C                     1.90%       2.16%(i)         2.16%          2.19%          2.16%         2.20%             --

(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                              September
                                   2004         2003           2003            2002           2001          2000
                                  ------     ----------       ------          ------          -----         -----
      AllianceBernstein
      Quality Bond
      Class A                     1.26%       1.33%(i)         1.32%          1.48%          2.85%        13.10%
      Class B                     2.00%       2.06%(i)         2.05%          2.19%          3.36%        11.29%
      Class C                     1.99%       2.06%(i)         2.03%          2.19%          3.42%        11.75%
      Class R                     1.45%(i)          --            --             --             --            --
      Advisor Class                .96%       1.03%(i)         1.20%          1.20%          2.29%            --

(g) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for AllianceBernstein Multi-Market Strategy would have been with respect to Class A shares 1.50% for 2000, with respect to Class B shares 2.27% for 2000, and with respect to Class C shares 2.21% for 2000.
(h)   Commencement of distribution.
(i)   Annualized.
(j)   Change in fiscal year end.
(k) Net of fees waived by Alliance. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

AllianceBernstein U.S. Government                                     2004
                                                                      ----
Class A                                                               1.39%
Class B                                                               2.13%
Class C                                                               2.11%
Class R                                                               1.54%(i)
Advisor Class                                                         1.08%


AllianceBernstein Corporate Bond                                      2004
                                                                      ----
Class A                                                               1.20%
Class B                                                               1.93%
Class C                                                               1.92%
Class R                                                               1.39%(i)
Advisor Class                                                         0.92%


AllianceBernstein High Yield                                          2004
                                                                      ----
Class A                                                               1.32%
Class B                                                               2.05%
Class C                                                               2.04%
Advisor Class                                                         1.02%


AllianceBernstein Global Strategic Income                             2004
                                                                      ----
Class A                                                               1.60%
Class B                                                               2.32%
Class C                                                               2.31%
Advisor Class                                                         1.30%


AllianceBernstein Americas Government Income                          2004
                                                                      ----
Class A                                                               1.41%
Class B                                                               2.15%
Class C                                                               2.12%


AllianceBernstein Emerging Market Debt                                2004
                                                                      ----
Class A                                                               1.40%
Class B                                                               2.11%
Class C                                                               2.09%


AllianceBernstein Multi-Market Strategy                               2004
                                                                      ----
Class A                                                               1.52%
Class B                                                               2.28%
Class C                                                               2.24%




66 & 67



(l) The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:


                                                             Increase (Decrease) in      Increase (Decrease) in
                                                 Effective       Net Investment       Net Realized and Unrealized
                                                    Date        Income Per Share         Gain (Loss) Per Share
                                                    ----        ----------------         ---------------------

AllianceBernstein Corporate Bond                  10/1/03
                           Class A                                    0.02                       (0.02)
                           Class B                                    0.02                       (0.02)
                           Class C                                    0.02                       (0.02)
                           Class R                                    0.02                       (0.02)
                           Advisor Class                              0.02                       (0.02)

AllianceBernstein Global Stategic Income          11/1/03
                           Class A                                  (0.001)                      0.001
                           Class B                                  (0.001)                      0.001
                           Class C                                  (0.001)                      0.001
                           Advisor Class                            (0.001)                      0.001

AllianceBernstein Americas Government Income      10/1/03
                           Class A                                  (0.0002)                    0.0002
                           Class B                                  (0.0002)                    0.0002
                           Class C                                  (0.0002)                    0.0002

AllianceBernstein Emerging Market Debt            11/1/03
                           Class A                                   (0.05)                      0.05
                           Class B                                   (0.04)                      0.04
                           Class C                                   (0.05)                      0.05



        Increase (Decrease) to
       Ratios of Net Investment
     Income to Average Net Assets
     ----------------------------


                 0.18%
                 0.16%
                 0.16%
                 0.17%
                 0.18%


               (0.20)%
               (0.20)%
               (0.20)%
               (0.20)%


             (0.003)%
             (0.003)%
             (0.003)%


              (0.56)%
              (0.57)%
              (0.55)%


APPENDIX A
BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.


69


B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.


APPENDIX B
GENERAL INFORMATION
ABOUT CANADA, MEXICO
AND BRAZIL


GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


70



Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On January 7, 2005, the Canadian Dollar-U.S. Dollar exchange rate was 1.2320. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.


In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.7% in 2002 and by 1.3% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 4.0% annual rate in 2003. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the current President and succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There was relatively little change in the Peso-Dollar exchange rate between 1999 and 2001, but beginning in 2002 the Peso-Dollar exchange rate began to decrease. The average Peso-Dollar exchange rate in 2004 was approximately 20% lower than the average Peso-Dollar exchange rate in 2002.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF BRAZIL

The Federative Republic of Brazil ("Brazil") is a federal republic with 26 states and a federal district. Brazil's 1988 constitution grants broad powers to the federal government, which consists of the executive, legislative and judicial branches. Fifteen political parties are currently represented in Congress. Because of mandatory revenue allocation to states and municipalities provided for in the



71



1988 constitution, the governors and mayors of Brazil have considerable powers.

Brazil has vast agricultural resources, which are well diversified. Agriculture accounts for 9% of Brazil's gross domestic product and about 40% of Brazil's exports, and employs about 20% of the labor force. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for one-third of Brazil's gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services industry, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

Brazil's economy, which is Latin America's largest, is highly diversified, with wide variations in levels of development. Most large industry is concentrated in the south, with the northeast being the poorest region. In 2002, the economy was under stress due to election uncertainties, a decrease in direct foreign investment and the depreciation of Brazil's currency. Brazil has also experienced a large level of public debt, but has benefited from a $30 billion International Monetary Fund program. In addition, President Luiz Inacio Lula da Silva, who was elected in 2002, has instituted strong fiscal and monetary policies. Brazil recorded real gross domestic product growth of 1.7% in 2001 and 1.5% in 2002. Brazil's gross domestic product contracted by 0.2% in 2003. In the first and second quarters of 2004, Brazil's gross domestic product grew by 2.7% and 5.7%, respectively, compared to the same quarters of 2003.

In the mid-1990s, Brazil embarked on a series of successful programs to stabilize its economy and to address historically high inflation rates. Among other things, these programs opened up the economy to greater private sector participation, including foreign investors. Market opening and economic stabilization have significantly enhanced Brazil's growth prospects.

Brazil successfully shifted from an essentially fixed exchange rate regime to a floating exchange rate regime in January 1999. Following the float in 1999, Brazil's currency, the Real, fell approximately 50% but subsequently stabilized. The Brazilian Real/U.S. Dollar exchange rate at the end of 2004 was R2.93, compared to R3.08 at the end of 2003 and R2.92 at the end of 2002.




72





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For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   c/o Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX  78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about a Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                          SEC File No.
----                          ------------
U.S. Government                 811-02383
Quality Bond                    811-02383
Short Duration Plus             811-5555
Corporate Bond                  811-02383
High Yield                      811-9160
Global Strategic Income         811-07391
Americas Government Income      811-06554
Emerging Market Debt            811-08188
Multi-Market Strategy           811-06251

-------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
-------------------------------------------------------------------------------


BONDPRO0205

[LOGO]                                 ALLIANCEBERNSTEIN EMERGING
                                           MARKET DEBT FUND, INC.

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         February 1, 2005

-----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2005, of AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), that offers Class A, Class B and Class C shares of the Fund (the "Prospectus"). The Fund currently does not offer Advisor Class shares. Financial statements for the Fund for the fiscal year ended October 31, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             PAGE
                                                             ----

Description of the Fund.......................................
Management of the Fund........................................
Expenses of the Fund..........................................
Purchase of Shares............................................
Redemption and Repurchase of Shares...........................
Shareholder Services..........................................
Net Asset Value...............................................
Dividends, Distributions and Taxes............................
Portfolio Transactions........................................
General Information ..........................................
Financial Statements and Report of
     Independent Registered Public Accounting Firm............
Appendix A: Options...........................................A-1
Appendix B: Statement of Policies and Procedures
     for Voting Proxies.......................................B-1

--------
SM:  This service mark is used under license from the owner.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

          The Fund is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund's investment objectives may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objectives.

          The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations.

          Because the Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests.

Investment Objectives and Policies
----------------------------------

          The Fund's primary investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

          The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. In addition, this policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests at least 65% of its total assets in debt obligations issued or guaranteed by foreign governments, including participations in loans between foreign and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The Fund's investments in Sovereign Debt Obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateralized Brady Bonds"). The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed income securities. The Fund will limit its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities.

          General. With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered emerging market countries at the time of purchase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank"). The Fund anticipates that a substantial part of its investment focus will be in the U.S. dollar denominated securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela because these countries are now, or are expected by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Fund. The Adviser anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

          The Fund may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Fund will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an "emerging market country."

          In selecting and allocating assets among countries, the Adviser will develop a long-term view of those countries and will analyze sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser will consider the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Adviser's opinion, are undervalued within each market sector. The Fund is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

          Sovereign Debt Obligations held by the Fund will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Fund generally will not be traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Fund will include debt securities, convertible securities and preferred stocks of corporate issuers. The Fund will not be subject to restrictions on the maturities of the securities it holds. The Adviser expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average weighted maturity of approximately 9 to 15 years, and the Fund's portfolio of non-U.S. fixed-income securities will have an average weighted maturity of approximately 15 to 25 years. The Adviser anticipates that the Fund's portfolio of Sovereign Debt Obligations will have an average weighted maturity of longer than 25 years.

          Substantially all of the Fund's assets will be invested in lower-rated fixed-income securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's Investors Service, Inc. ("Moody's") or CCC or lower by Standard & Poor's Ratings Services ("S&P")and Fitch Ratings ("Fitch")), or if unrated securities, of comparable quality as determined by the Adviser. See "Special Risk Considerations--Investments in Lower Rated and Unrated Instruments."

          A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Under current federal tax law and in furtherance of its primary investment objective of seeking high current income, the Fund will accrue as current income each year a portion of the original issue and/or market discount at which each such obligation is purchased by the Fund, even though the Fund does not receive during the year cash interest payments on the obligation corresponding to the accrued discount. Under the minimum distribution requirements of the Code, the Fund may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash interest the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. The risks associated with holding illiquid securities may be accentuated at such times. The Fund believes however, that it is highly unlikely that it would be necessary to liquidate portfolio securities in order to make such required distributions or to meet its primary investment objective of high current income. See "Additional Investment Policies and Practices--Illiquid Securities."

          Brady Bonds. As noted above, a significant portion of the Fund's portfolio will consist of debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). The market for Brady Bonds has decreased recently because many Brady Bonds have been retired.


          Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities that have the same maturity as Brady Bonds ("Collateralized Brady Bonds").


          Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds are generally collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds, as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds (which will continue to be outstanding) at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


          Structured Securities. The Fund may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Additional Investment Policies-Investment in Other Investment Companies."

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Fund to be the Issuer of a Participation or Assignment for purposes of the Fund's fundamental investment policy stating that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

          When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

          U.S. and Non-U.S. Corporate Fixed-Income Securities. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Fund may invest in the latter since they may provide attractive returns with somewhat less risk. The Fund expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P) and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. See "Certain Risk Considerations" for a discussion of the risks associated with the Fund's investments in U.S. and non-U.S. corporate fixed-income securities.

          Defensive Position. For temporary defensive purposes, the Fund may vary from its investment policies during periods in which the Adviser believes that conditions warrant, and it may invest without limit in (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities") and (ii) the following U.S. dollar-denominated investments: (a) indebtedness rated Aa or better by Moody's or AA or better by S&P, or if not so rated, of equivalent investment quality as determined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P or Prime 1 or better by Moody's or, if not so rated issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in such U.S. dollar-denominated money market instruments.

          Securities Ratings. The ratings of fixed-income securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

          Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

          The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) over-the-counter options purchased or written by the Fund and all assets used to cover written over-the-counter options, and (c) repurchase agreements not terminable within seven days.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, foreign securities and corporate bonds. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

          Securities eligible for resale under Rule 144A of the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. More specifically, Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

          Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

          Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Fund does not intend to retain in its portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or the seller in the transaction. As the seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing (i) less than 65% of its total assets in sovereign debt obligations or (ii) in investments inconsistent with its restrictions on investing in specific countries.

          Interest Rate Transactions. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Adviser anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

          The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account with the custodian in the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund will have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

          Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

          When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

          The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond princes, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

          The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

          Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash and/or liquid high-grade debt securities, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

          Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with the custodian and such primary dealers. The Fund currently enters into repurchase agreements only with its custodians and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

          Reverse Repurchase Agreements and Dollar Rolls. The Fund may borrow through the use of reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

          The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          The Fund will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

          Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowings by the Fund, will not exceed 33% of the Fund's total assets, less liabilities (other than amounts borrowed). See "Special Borrowing Considerations."

          Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments will not exceed 20% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

          Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

          Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Fund may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with the custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with the custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the option is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix A for a discussion of the use, risks and costs of option trading.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid, and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

          Options on Securities Indices. The Fund may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          U.S. Government Securities. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain Stripped Mortgage-Related Securities ("SMRS"). In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO Class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid. Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these practices or may realize losses and, thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          The Fund's ability to dispose of its position in options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to a number of fixed-income securities are relatively new and still developing. If, for example, a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Special Borrowing Considerations
--------------------------------

          Effects of Borrowing. The Fund may borrow to repurchase its shares or to meet redemption requests. While the Fund does not presently intend to do so, the Fund reserves the right to borrow from a bank unaffiliated with either the Fund or the Adviser an amount of money not to exceed one-third of the Fund's total assets less liabilities (other than the amount borrowed). The Fund anticipates that the loan agreement relating to any borrowings would provide for additional borrowings and for repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. It is anticipated that the loan agreement would provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

          Borrowings by the Fund will result in leveraging of the Fund's shares of common stock. The proceeds of borrowings by the Fund will be invested in accordance with the Fund's investment objectives and policies. The Fund would borrow when the Adviser anticipates that the net return on the Fund's investment portfolio will exceed the interest expense paid by the Fund on borrowings.

          Utilization of leverage, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.

          Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage", as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Under the Fund's proposed capital structure, assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser. In the event that the Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize taxable gains. See "Dividends, Distributions and Taxes."

          Other Borrowings. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Fundamental Investment Policies." The Fund may also borrow through the use of reverse repurchase agreements and dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies--Reverse Repurchase Agreements and Dollar Rolls."

Certain Risk Considerations
----------------------------

          Investments in Lower-Rated and Unrated Instruments. Substantially all of the Fund's assets will be invested in high yield, high risk debt securities that are rated in the lower rating categories (i.e., below investment grade) or that are unrated but are of comparable quality as determined by the Adviser. Debt securities rated below investment grade are those rated Ba or lower by Moody's or BB or lower by S&P and are considered by those organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. The Fund may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or Fitch (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

          Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations were required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material adverse effect on the market and prices of such securities.

          Many fixed-income securities, including certain
U.S. corporate fixed-income securities in which the Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

          Ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.

          Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

          The Adviser will try to reduce the risk inherent in its investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          In seeking to achieve the Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

          U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which the Fund will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

          Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which the Fund will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

          Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

          Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

          By investing in Sovereign Debt Obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

          Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

          Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

          To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

          The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

          Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

          Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, Sovereign Debt Obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of Structured Securities and Participations may be treated as separate issuers for purposes of these tests.

          Debt Securities. The NAV of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invest in debt securities can be expected to decline. Certain debt securities in which the Fund may invest are floating-rate debt securities. To the extent that the Fund does not enter into interest rate swaps with respect to such floating-rate debt securities, the Fund may be subject to greater risk during periods of declining interest rates.

          Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or anticipates that the net return on the Fund's investment portfolio will exceed the interest expense by the Fund on borrowing.

1940 Act Restrictions
----------------------

          Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related Transaction costs and to realize taxable gains.

Certain Fundamental Investment Policies
----------------------------------------

          The Fund has adopted fundamental investment policies listed below which may not be changed without the approval of its shareholders, which means the affirmative vote of the holders of
(i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

          The Fund may not:

          (1) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government Securities;

          (2) purchase more than 10% of any class of the voting securities of any one issuer;

          (3) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund (borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "1940 Act Restrictions"); and (c) enter into reverse repurchase agreements and dollar rolls;

          (4) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          (5) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies;

          (6) make loans except through (i) the purchase of debt obligation in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

          (7) participate on a joint or joint and several basis in any securities trading account;

          (8) invest in companies for the purpose of exercising control;

          (9) issue any senior security within the meaning of the 1940 Act except that the Fund may (i) in accordance with the provisions of the 1940 Act (a) borrow money from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (b) borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund; and (ii) write put and call options;

          (10) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization or gain or loss for Federal income tax purposes); or

          (11) (i) purchase or sell real estate, except that it may purchase and sell securities or companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Board of Directors Information
-------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                       PORTFOLIOS
                                                       IN FUND     OTHER
NAME, ADDRESS AND                                      COMPLEX     DIRECTORSHIPS
DATE OF BIRTH               PRINCIPAL OCCUPATION(S)    OVERSEEN    HELD
(YEAR ELECTED*)             DURING PAST 5 YEARS        BY DIRECTOR BY DIRECTOR
------------------------    ------------------------   ----------- ------------

INTERESTED DIRECTOR

Marc O. Mayer,**            Executive Vice President       66       None
1345 Avenue of the          of Alliance Capital
Americas,                   Management Corporation
New York, NY 10105          ("ACMC") since 2001; prior
10/2/57                     thereto, Chief Executive
(2003)                      Officer of Sanford C.
                            Bernstein & Co., LLC
                            ("SCB & Co.") and its
                            predecessor since prior
                            to 2000.

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#     Investment adviser and an     113       None
2 Sound View Drive,         independent consultant.
Suite 100,                  He was formerly Senior
Greenwich, CT 06830         Manager of Barrett
9/7/32                      Associates, Inc., a
(1995)                      registered investment
                            adviser, with which he had
                            been associated since
                            prior to 2000.  He was
                            formerly Deputy
                            Comptroller and Chief
                            Investment Officer of the
                            State of New York and,
                            prior thereto, Chief
                            Investment Officer of the
                            New York Bank for Savings.

Ruth Block,***#             Formerly Executive Vice        94       None
500 SE Mizner Blvd.         President and Chief
Boca Raton, FL 33432        Insurance Officer of AXA
11/11/30                    Equitable Life Insurance
(1995)                      Company ("Equitable");
                            Chairman and Chief
                            Executive Officer of
                            Evlico; Director of Avon,
                            BP (oil and gas), Ecolab
                            Incorporated (specialty
                            chemicals), Tandem
                            Financial Group and
                            Donaldson, Lufkin &
                            Jenrette Securities
                            Corporation; former
                            Governor at Large,
                            National Association of
                            Securities Dealers, Inc.

David H. Dievler,#          Independent consultant.        98       None
P.O. Box 167,               Until December 1994 he was
Spring Lake, NJ 07762       Senior Vice President of
10/23/29                    ACMC responsible for
(1995)                      mutual fund
                            administration.  Prior to
                            joining ACMC in 1984 he
                            was Chief Financial
                            Officer of Eberstadt Asset
                            Management since 1968.
                            Prior to that, he was a
                            Senior Manager at Price
                            Waterhouse & Co.  Member
                            of American Institute of
                            Certified Public
                            Accountants since 1953.

John H. Dobkin,#            Consultant.  Formerly          96       None
P.O. Box 12,                President of Save Venice,
Annandale, NY 12504         Inc. (preservation
2/19/42                     organization) from 2001 -
(1995)                      2002, a Senior Advisor
                            from June 1999 - June 2000
                            and President of Historic
                            Hudson Valley (historic
                            preservation) from
                            December 1989 - May 1999.
                            Previously, Director of
                            the National Academy of
                            Design and during 1988 -
                            1992, Director and
                            Chairman of the Audit
                            Committee of ACMC.

Michael J. Downey           Consultant since January       66       Asia Pacific
Alliance Capital            2004.  Formerly managing                Fund, Inc.,
Management L.P.             partner of Lexington                    and The
1345 Avenue of the Americas Capital, LLC (investment                Merger Fund
New York, NY 10105          advisory firm) from 1997
1/26/44                     until December 2003.
(2005)                      Prior thereto, Chairman
                            and CEO of Prudential
                            Mutual Fund Management
                            from 1987 to 1993.


--------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.
*** Ms. Block is currently a disinterested director. Prior to October 21, 2004, Ms. Block owned 116 American Depository Shares of AXA, which is a controlling person of the Fund's Adviser, with a valuation as of December 31, 2003 of $2,396 (constituting less than 0.01% of the American Depository Shares). Ms. Block received these shares over ten years ago as a result of the demutualization of The Equitable Life Assurance Society of the United States. During the time Ms. Block owned these shares, she was an "interested person" of the Adviser under the 1940 Act and would not have been a "disinterested director."
# Member of the Audit Committee and the Governance and Nominating Committee.


          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee did not meet during the Fund's most recently completed fiscal year.


          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee:
(i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate;
(B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.


          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Fund's investment advisory agreement ("Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and transfer agency services to the Fund, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                      DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF
                      EQUITY SECURITIES          EQUITY SECURITIES IN THE
                      IN THE FUND AS OF          ALLIANCEBERNSTEIN FUND COMPLEX
                      DECEMBER 31, 2004          AS OF DECEMBER 31, 2004
                      ------------------         ------------------------------

Marc O. Mayer              None                         Over $100,000
Ruth Block                 None                         Over $100,000
David H. Dievler           None                         Over $100,000
John H. Dobkin             None                         Over $100,000
Michael J. Downey          None                         None
William H. Foulk, Jr.      None                         $50,001 - $100,000


Officer Information
--------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*               POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND      DURING PAST 5 YEARS
-----------------             --------------      -------------------

Marc O. Mayer,                President and       See biography above.
10/2/57                       Chief Executive
                              Officer

Philip L. Kirstein,           Senior Vice         Senior Vice President and
5/29/45                       President and       Independent Compliance
                              Independent         Officer - Mutual Funds of
                              Compliance Officer  ACMC,** with which he has
                                                  been associated since
                                                  October 2004.  Prior
                                                  thereto, he was Of Counsel
                                                  to Kirkpatrick & Lockhart,
                                                  LLP from October 2003 to
                                                  October 2004, and General
                                                  Counsel and First Vice
                                                  President of Merrill Lynch
                                                  Investment Managers, L.P.
                                                  since prior to 2000.

Paul J. DeNoon,               Vice President      Senior Vice President of
4/18/62                                           ACMC,** with which he has
                                                  been associated since
                                                  prior to 2000.

Mark R. Manley,               Secretary           Senior Vice President,
10/23/62                                          Deputy General Counsel and
                                                  Chief Compliance Officer
                                                  of ACMC,** with which he
                                                  has been associated since
                                                  prior to 2000.

Andrew L. Gangolf,            Assistant Secretary Senior Vice President and
8/15/54                                           Assistant General Counsel
                                                  of AllianceBernstein
                                                  Investment Research and
                                                  Management, Inc.
                                                  ("ABIRM"),** with which he
                                                  has been associated since
                                                  prior to 2000.

Mark D. Gersten,              Treasurer and       Senior Vice President of
10/4/50                       Chief Financial     AGIS** and Vice President
                              Officer             of ABIRM,** with which he
                                                  has been associated since
                                                  prior to 2000.

Vincent S. Noto,              Controller          Vice President of AGIS,**
12/14/64                                          with which he has been
                                                  associated since prior to
                                                  2000.


--------
 * The address for each of the Fund's officers is 1345
   Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM, and AGIS are affiliates of the Fund.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2004, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                   Total         Total Number
                                                   Number of     of Investment
                                                   Investment    Portfolios
                                                   Companies     within the
                                                   in the        Alliance-
                                                   Alliance-     Bernstein
                                                   Bernstein     Fund
                                   Total           Fund Complex, Complex,
                                   Compensation    Including     Including
                   Aggregate       from the        the Fund,     the Fund,
                   Compensation    Alliance-       as to         as to
                   from the Fund   Bernstein       which the     which the
                   for the Fiscal  Fund Complex,   Director is   Director is
                   Year Ended      Including       a Director    a Director
Name of Director   10/31/04        the Fund        or Trustee    or Trustee
----------------   --------------  -------------   ------------  ----------

Marc O. Mayer           $0            $0               38           66
Ruth Block              $2,943        $223,200         41           94
David H. Dievler        $2,922        $268,250         45           98
John H. Dobkin          $2,930        $252,900         43           96
Michael J. Downey       $0            $0               38           66
William H. Foulk, Jr.   $4,514        $465,250         49          113


          As of January 10, 2005, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).


          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2004, totaling approximately $487 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.


          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.


          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments will be specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $98,100 in respect of such services during the Fund's fiscal year ended October 31, 2004.

          The Advisory Agreement became effective on February 1, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on December 7, 1993, and by the Fund's initial shareholder on January 28, 1994.

          The Advisory Agreement continues in effect provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on December 14-16, 2004.


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee at the annual rate of .75 of 1% of the average daily value of the Fund's adjusted total assets (i.e., the average daily value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than the principal amount of money borrowed). Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.50% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to these amounts.


          For the fiscal years ended August 31, 2002 and 2003, the fiscal period ended October 31, 2003 and the fiscal year ended October 31, 2004, the Adviser received from the Fund advisory fees of $1,485,686, $1,888,435, $371,259 and $1,650,843
(net of 516,634, which was waived by the Adviser under the Agreement with the New York Attorney General), respectively.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
--------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended October 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $435,075, which constituted.30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $647,459. Of the $1,082,534 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $1,330 was spent on advertising, $15,121 on the printing and mailing of prospectuses for persons other than current shareholders, $693,896 for compensation to broker-dealers and other financial intermediaries (including, $245,966 to the Fund's Principal Underwriter), $150,801 for compensation to sales personnel and, $221,386 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended October 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $764,133 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $0. Of the $764,133 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $187 was spent on advertising, $2,449 on the printing and mailing of prospectuses for persons other than current shareholders, $440,447 for compensation to broker-dealers and other financial intermediaries (including, $41,203 to the Fund's Principal Underwriter), $27,164 for compensation to sales personnel, and $37,503 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $43,008 was spent on interest to finance Class B shares and $213,375 was used to offset the distribution service fees paid in prior years.


          During the Fund's fiscal year ended October 31, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $823,407, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $201,978. Of the $1,025,385 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $436 was spent on advertising, $7,745 on the printing and mailing of prospectuses for persons other than current shareholders, $856,861 for compensation to broker-dealers and other financial intermediaries (including, $93,925 to the Fund's Principal Underwriter), $67,235 for compensation to sales personnel, $87,075 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $6,033 was spent on interest to finance Class C shares.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges ("CDSC")and distribution services fees on the Class B shares and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class B and Class C, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended October 31, 2004, and carried over for reimbursement in future years in respect of the Class B and Class C shares of the Fund were, respectively, $4,526,194 (7.33% of the net assets of Class
B) and $2,555,029 (3.08% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that Rule 12b-1 the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or "interested persons", as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement for an additional annual term was approved by a vote cast in person of the Directors including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting on December 14-16, 2004.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
--------------------------

          AGIS an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as each Fund's registrar, transfer agency and dividend-disbursing agent for a fee based upon the number of account holders of each class of shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended October 31, 2004, the Fund paid AGIS $215,871 pursuant to the Transfer Agency Agreement.


          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares") in each case as described below. All of the classes of shares of the Fund, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.


          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of the Fund made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.


          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


          o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.


          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.


          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor's will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares; (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans," below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal years ended August 31, 2002 and 2003, the fiscal period ended October 31, 2003 and the fiscal year ended October 31, 2004, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $518,060, $378,692, $142,377 and $1,026,165, respectively. Of that amount, the Principal Underwriter received the amounts of $212,424, $24,446, $7,669 and $29,130, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended August 31, 2002 and 2003, the fiscal period ended October 31, 2003 and the fiscal year ended October 31, 2004, the Principal Underwriter received CDSCs of $0, $5,960, $2,125 and $801, respectively, on Class A shares, $89,122, $174,223, $44,085 and $13,703, respectively, on Class B shares, and $14,555, $21,471, $6,844 and $4,922, respectively, on
Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                             Discount or
                                                             Commission to
                                               As % of       Dealers or
                                 As % of       the Public    Agents of up
                                 Net Amount    Offering      to % of
    Amount of Purchase           Invested      Price         Offering Price
    ------------------           ----------    ----------    --------------

    Up to $100,000                  4.44%        4.25%           4.00%
    $100,000 up to $250,000         3.36         3.25            3.00
    $250,000 up to $500,000         2.30         2.25            2.00
    $500,000 up to $1,000,000*      1.78         1.75            1.50


--------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions as described below under "--Contingent Deferred Sales Charge."


          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves (that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares-- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may under certain circumstances be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its
Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:


          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein
               Institutional Investment Management division;


          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;


          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.



          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.



          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).


          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                Contingent Deferred Sales Charge
                                  for the Fund as a % of Dollar
   Year Since Purchase              Amount Subject to Charge
   -------------------              ------------------------
   First                                      3.0%
   Second                                     2.0%
   Third                                      1.0%
   Fourth and Thereafter                      None


          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or
(vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares -- Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


          Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
     -AllianceBernstein Balanced Wealth Strategy
     -AllianceBernstein Growth Fund
     -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBerstein Institutional Funds and certain Collegeboundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and


         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.


          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).


          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.


          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter, other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:


          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services


          Please read the Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Prospectus.


          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.


          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


          A.G. Edwards
          AIG Advisor Group
          American Express Financial Advisors
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          Charles Schwab
          Chase Investment Services
          Citigroup Global Markets
          Commonwealth Financial
          IFMG Securities
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco Private Ledger
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          NPH Holdings
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          SunTrust Bank
          UBS Financial
          Uvest Financial Services
          Wachovia Securities
          Wells Fargo


          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.


          The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed such portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day, in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time. (Certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's asset value.) If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that, through redemption, has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of the Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or "For Literature" telephone number shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you want to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports that include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.


          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities or traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.



          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.


          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

United States Federal Income Taxation of Dividends and
Distributions
------------------------------------------------------

          General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency, or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of the Fund's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. If the Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Discount Obligations. Under current federal tax law, the Fund will include in income as interest each year, in addition to stated interest received on obligations held by the Fund, amounts attributable to the Fund from holding (i) Discount Obligations and (ii) securities (including many Brady Bonds) purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires a holder (such as the Fund) of a Discount Obligation to accrue and include in income each year a portion of the discount at which the obligation was purchased even though the Fund does not receive interest payments in cash during the year which reflect such accrued discount. The Fund will elect to likewise accrue and include in income each year a portion of the market discount with respect to a Discount Obligation or other obligation even though the Fund does not receive interest payments in cash which reflect such accrued discount.

          As a result of the applicable rules, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such sales, shareholders may receive a larger capital gain distribution than they would have in the absence of such sales.

          Options. Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to equity options or options traded on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, currency swap, forward currency exchange contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Other Taxation
--------------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder that is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Fund.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions of the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          The Fund's portfolio transactions occur primarily with the issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and ask prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

          The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended October 31, 2002, 2003 and 2004, the Fund incurred no brokerage commissions.



          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by credit rating or security type, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1993 under the name of "Alliance Global Dollar Government Fund, Inc." The name became "Alliance Emerging Market Debt Fund, Inc." on March 1, 2002 and "AllianceBernstein Emerging Market Debt Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Each class of shares of the Fund has the same rights and is identical in all respects except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 Plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this SAI.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 10, 2005 there were 37,739,384 shares of common stock of the Fund outstanding, including 20,537,195 Class A shares, 7,145,280 Class B shares and 10,056,909 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of January 10, 2005:

                                              No. of          % of
Name and Address                              Shares          Class
----------------                              ------          -----

Class A Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2402                     1,508,761         7.35%

Pershing LLC                                 1,734,713         8.45%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97DG8)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484                 1,718,501         8.38%

Class B Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2402                       700,023         9.80%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     897,079        12.55%

First Clearing LLC
A/C #1699-0135
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245
                                               815,940        11.42%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97DG9)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484                   542,183         7.59%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza 2nd Fl.
Jersey City, NJ 07311                          364,566         5.10%

Class C Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2402                     1,076,966        10.71%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     536,157         5.33%

MLPF&S
For the Sole Benefit of
  Its Customers
Attn:  Fund Administration (97DH0)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484                 2,073,387       20.62%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Fl.
Jersey City, NJ  07311                       1,193,365        11.87%


Custodian
---------

          The Bank of New York, One Wall Street, New York, New York 10286 ("BNY"), acts as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BNY may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, the principal underwriter of shares of the Fund, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York,
10036 has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

          FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM

-----------------------------------------------------------------

          The financial statements of AllianceBernstein Emerging Market Debt Fund, Inc. for the fiscal year ended October 31, 2004 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report filing. The annual report was filed on Form N-CSR with the Commission on January 10, 2005. The annual report is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:
                             OPTIONS

-----------------------------------------------------------------

Options
-------

          The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Objective and Policies -- Investment Practices -- Options."

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

-----------------------------------------------------------------

                           APPENDIX B:
                    STATEMENT OF POLICIES AND
                  PROCEDURES FOR VOTING PROXIES

-----------------------------------------------------------------


Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.


Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.


Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.


Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.
In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.



00250.0157 #531275

                              PART C

                        OTHER INFORMATION

ITEM 23. Exhibits

          (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 1997.

               (2)  Articles Supplementary to Articles of
                    Incorporation of the Registrant dated
                    September 30, 1996 and filed October 2, 1996
                    - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 1996.

               (3) Articles of Amendment to the Articles of Incorporation of the Registrant dated February 1, 2002 and filed February 7, 2002 - Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement filed with the Securities and Exchange Commission on February 27, 2002.

               (4) Articles of Amendment to the Articles of Incorporation of the Registrant dated March 19, 2003 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on January 30, 2004.


          (b)  By-Laws of the Registrant - Filed herewith.

          (c)  Not applicable.

          (d) Amended Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Filed herewith.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form-N-1A (File Nos. 33-72460 and 811-08188)
                    filed with the Securities and Exchange
                    Commission on October 31, 1997.

               (2) Amendment to Distribution Services Agreement dated June 4, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed on October 31, 1996.

               (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Filed herewith.


               (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents offering shares of Registrant - Filed herewith.

          (f)  Not applicable.

          (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to
               Exhibit 8 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 1997.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 1997.

          (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Registered Public
               Accounting Firm - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) (1) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 1996.

               (2) Form of Amended and Restated 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on October 31, 2003.

          (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2)  Code of Ethics for the Alliance Capital
                    Management L.P. and AllianceBernstein
                    Investment Research and Management, Inc.
                    (formerly known as Alliance Fund
                    Distributors, Inc.) - Incorporated by
                    reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the
                    Securities and Exchange Commission on January
                    28, 2005.

          Other Exhibits:

                    Powers of Attorney for: Marc O. Mayer, Ruth
                    Block, David H. Dievler, John H. Dobkin and
                    William H. Foulk, Jr. - Incorporated by
                    reference to Other Exhibits to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-72460 and 811-08188) filed with the Securities and Exchange Commission on February 2, 2004.


                    Power of Attorney for: Michael J. Downey -
                    Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with the
         Fund.

                    None.

ITEM 25. Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement, filed as Exhibit
          (d) in response to Item 23, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

               2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

                         (i) When used with respect to a
               director, the office of director in the
               corporation; and

                         (ii) When used with respect to a person
               other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                         (iii) "Official capacity" does not
               include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                         (b)(1) A corporation may indemnify any
               director made a party to any proceeding by reason of service in that capacity unless it is established that:

                         (i) The act or omission of the director
               was material to the matter giving rise to the proceeding; and

                         1. Was committed in bad faith; or

                         2. Was the result of active and
               deliberate dishonesty; or

                         (ii) The director actually received an
               improper personal benefit in money, property, or services; or

                         (iii) In the case of any criminal
               proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                         (ii) However, if the proceeding was one
               by or in the right of the corporation,
               indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii) The termination of any proceeding
               by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                         (i) For a proceeding brought to enforce
               indemnification under this section; or

                         (ii) If the charter or bylaws of the
               corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                    (c) A director may not be indemnified under
               subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d) Unless limited by the charter:

                              (1) A director who has been
               successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                              (2) A court of appropriate
               jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                         (i) If it determines a director is
               entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director
               is fairly and reasonably entitled to
               indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
               (b) of this section or has been adjudged liable under the circumstances described in subsection
               (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                              (3) A court of appropriate
               jurisdiction may be the same court in which the proceeding involving the director's liability took place.

                              (e)(1) Indemnification under
               subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                              (2) Such determination shall be
               made:

                              (i) By the board of directors by a
               majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                              (ii) By special legal counsel
               selected by the board of directors or a committee of the board by vote as set forth in subparagraph
               (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                              (iii) By the stockholders.

                              (3) Authorization of
               indemnification and determination as to
               reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph
               (2) of this subsection for selection of such counsel.

                              (4) Shares held by directors who
               are parties to the proceeding may not be voted on the subject matter under this subsection.

                              (f)(1) Reasonable expenses incurred
               by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                              (i) A written affirmation by the
               director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                              (ii) A written undertaking by or on
               behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                              (2) The undertaking required by
               subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                              (3) Payments under this subsection
               shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                              (g) The indemnification and
               advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                              (h) This section does not limit the
               corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                              (i) For purposes of this section:

                              (1) The corporation shall be deemed
               to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                              (2) Excise taxes assessed on a
               director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines;
               and

                              (3) Action taken or omitted by the
               director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                              (j) Unless limited by the charter:

                              (1) An officer of the corporation
               shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                              (2) A corporation may indemnify and
               advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                              (3) A corporation, in addition, may
               indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                              (k)(1) A corporation may purchase
               and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                              (2) A corporation may provide
               similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                              (3) The insurance or similar
               protection may be provided by a subsidiary or an affiliate of the corporation.

                              (l) Any indemnification of, or
               advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

     Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

                              (1) To the full extent that
               limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                              (2) The Corporation shall indemnify
               and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                              (3) No provision of this Article
               shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                         (4) References to the Maryland General
               Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     Article VII, Section 7 of the Registrant's By-Laws reads as follows:

                         Section 7. Insurance Against Certain
               Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     ARTICLE VIII of the Registrant's By-Laws reads as follows:

                         Section 1. Indemnification of Directors
               and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

                         Section 2. Advances. Any current or
                former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
                Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

                         Section 3. Procedure. At the request of
               any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following:
               (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

                         Section 4. Indemnification of Employees
                and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

                         Section 5. Other Rights. The Board of
               Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

                         Section 6. Amendments. References in
               this Article are to the Maryland General
               Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

               The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

               The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits (a), (b), (d) and
               (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint
               trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27. Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Capital Reserves
          AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
          AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Government Reserves
          AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio* AllianceBernstein Intermediate Diversified Municipal Portfolio* AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
          AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Municipal Trust
          AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio*
          AllianceBernstein Small Cap Growth Fund, Inc.
          AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Portfolios

--------
*    This is a retail Portfolio of Sanford C. Bernstein Fund,
     Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND           POSITIONS AND
                             OFFICES WITH            OFFICES WITH
NAME                         UNDERWRITER             REGISTRANT
----                         -----------             ----------

Directors
---------

Marc O. Mayer                Chairman of the Board   President and
                             and Director            Chief Executive
                                                     Officer

Mark R. Manley               Director                Secretary

Officers
--------

Marc O. Mayer                Chairman of the Board   President and
                                                     Chief Executive
                                                     Officer

Ranjani Nagaswami            Vice Chairman

Frederic L. Bloch            Executive Vice
                             President

Richard A. Davies            Executive Vice
                             President and
                             Managing Director

Kurt H. Schoknecht           Executive Vice
                             President

Frank Speno                  Executive Vice
                             President

Andrew L. Gangolf            Senior Vice President   Assistant
                             and Assistant General   Secretary
                             Counsel

Emilie D. Wrapp              Senior Vice President
                             and Assistant General
                             Counsel

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Colin C. Aymond              Senior Vice President

Adam J. Beaudry              Senior Vice President

Matthew F. Beaudry           Senior Vice President

Amy I. Belew                 Senior Vice President

Susan H. Burton              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Robert J. Cruz               Senior Vice President

Jennifer M. DeLong           Senior Vice President

John C. Endahl               Senior Vice President

Adam Engelhardt              Senior Vice President

John Edward English          Senior Vice President

Donald N. Fritts             Senior Vice President

John A. Gagliano             Senior Vice President

Bradley F. Hanson            Senior Vice President

Joseph P. Healy              Senior Vice President

Scott Hutton                 Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

Victor Kopelakis             Senior Vice President

Joseph R. LaSpina            Senior Vice President

Henry Michael Lesmeister     Senior Vice President

Eric L. Levinson             Senior Vice President

James F. Lyons               Senior Vice President

Susan L. Matteson-King       Senior Vice President

Daniel D. McGinley           Senior Vice President

Thomas F. Monnerat           Senior Vice President

Joanna D. Murray             Senior Vice President

Jeffrey A. Nye               Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Connor             Senior Vice President

Danielle Pagano              Senior Vice President

Catherine N. Peterson        Senior Vice President

Mark A. Pletts               Senior Vice President

Robert E. Powers             Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Eileen B. Sebold             Senior Vice President

Gregory K. Shannahan         Senior Vice President

Richard J. Sidell            Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Keith A. Yoho                Senior Vice President

Mark D. Gersten              Vice President and      Treasurer and Chief
                             Treasurer               Financial Officer

Patrick E. Ryan              Vice President
                             and Chief
                             Financial
                             Officer

Margaret M. Bagley           Vice President

Mark H. W. Baltimore         Vice President

Kenneth F. Barkoff           Vice President

Troy E. Barton               Vice President

David A. Bedrick             Vice President

Laura J. Beedy               Vice President

Andrew Berger                Vice President

Gregory P. Best              Vice President

John C. Bianchi              Vice President

Michael J. Bodnar            Vice President

Robert F. Brendli            Vice President

Alan T. Brum                 Vice President

Brian Buehring               Vice President

Thomas E. Callahan           Vice President

Kevin T. Cannon              Vice President

Michael F. Connell           Vice President

Jean A. Coomber              Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

Brett E. Dearing             Vice President

Daniel J. Deckman            Vice President

Stephen J. Dedyo             Vice President

Sherry V. Delaney            Vice President

Janet B. DiBrita             Vice President

Carmela Di Meo               Vice President

Joseph T. Dominguez          Vice President

Michele C. Eschert Johnson   Vice President

John J. Fennessy             Vice President

Joao P. Flor                 Vice President

Eric W. Frasier              Vice President

Mark A. Gessner              Vice President

Thomas R. Graffeo            Vice President

Tiffini J. Haley             Vice President

Michael S. Hart              Vice President

George R. Hrabovsky          Vice President

David A. Hunt                Vice President

Dinah J. Huntoon             Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Kumar Jagdeo II              Vice President

Danielle M. Klaskow          Vice President

Robert I. Kurzweil           Vice President

James D. Lathrop             Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

Armando C. Llanes            Vice President

James P. Luisi               Vice President

Todd M. Mann                 Vice President

Silvia Manz                  Vice President

Kathryn Austin Masters       Vice President

Paul S. Moyer                Vice President

Doris T. Ciliberti Muller    Vice President

John F. Multhauf             Vice President

Jamie A. Nieradka            Vice President

David L. Nitz                Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

David D. Paich               Vice President

Todd P. Patton               Vice President

Leo J. Peters IV             Vice President

Kent S. Petty                Vice President

James J. Posch               Vice President

Rizwan A. Raja               Vice President

Carol H. Rappa               Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Matthew J. Scarlata          Vice President

Stuart L. Shaw               Vice President

Karen Sirett                 Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Elizabeth M. Smith           Vice President

Ben H. Stairs                Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

James R. Van Deventer        Vice President

Elsia M. Vasquez             Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

William K. Weese             Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Peter H. Whitlock            Vice President

Omar J. Aridi                Assistant Vice
                             President

Moshe Aronov                 Assistant Vice
                             President

Jire J. Baran                Assistant Vice
                             President

Gian D. Bernardi             Assistant Vice
                             President

Susan Bieber                 Assistant Vice
                             President

Heath A. Black               Assistant Vice
                             President

Richard A. Brink             Assistant Vice
                             President

Mark S. Burns                Assistant Vice
                             President

Alice L. Chan                Assistant Vice
                             President

Judith A. Chin               Assistant Vice
                             President

David Chung                  Assistant Vice
                             President

Lynne K. Civita              Assistant Vice
                             President

Kenneth J. Connors           Assistant Vice
                             President

Michael C. Conrath           Assistant Vice
                             President

Shawn Conroy                 Assistant Vice
                             President

Robert A. Craft              Assistant Vice
                             President

Marc DiFilippo               Assistant Vice
                             President

Ralph A. DiMeglio            Assistant Vice
                             President

Bernard J. Eng               Assistant Vice
                             President

Michael J. Eustic            Assistant Vice
                             President

Efrain Fernandez             Assistant Vice
                             President

Robert A. Fiorentino         Assistant Vice
                             President

Michael F. Greco             Assistant Vice
                             President

Kelly P. Guter               Assistant Vice
                             President

Terry L. Harris              Assistant Vice
                             President

Junko Hisamatsu              Assistant Vice
                             President

Luis Martin Hoyos            Assistant Vice
                             President

Arthur F. Hoyt, Jr.          Assistant Vice
                             President

Dwayne A. Javier             Assistant Vice
                             President

Elizabeth E. Keefe           Assistant Vice
                             President

Edward W. Kelly              Assistant Vice
                             President

Thomas J. Khoury             Assistant Vice
                             President

Jung M. Kim                  Assistant Vice
                             President

Junko Kimura                 Assistant Vice
                             President

Ted R. Kosinski              Assistant Vice
                             President

Stephen J. Laffey            Assistant Vice
                             President

Gary M. Lang                 Assistant Vice
                             President

Christopher J. Larkin        Assistant Vice
                             President

Evamarie C. Lombardo         Assistant Vice
                             President

Andrew J. Magnus             Assistant Vice
                             President

Christopher J. Markos        Assistant Vice
                             President

Osama Mari                   Assistant Vice
                             President

Daniel K. McGouran           Assistant Vice
                             President

Christine M. McQuinlan       Assistant Vice
                             President

Steven M. Miller             Assistant Vice
                             President

Christina A. Morse           Assistant Vice
                             President
                             and Counsel

Troy E. Mosconi              Assistant Vice
                             President

Joseph D. Ochoa              Assistant Vice
                             President

Alex E. Pady                 Assistant Vice
                             President

Wandra M. Perry-Hartsfield   Assistant Vice
                             President

Matthew V. Peterson          Assistant Vice
                             President

Peter V. Romeo               Assistant Vice
                             President

Jessica M. Rozman            Assistant Vice
                             President

Orlando Soler                Assistant Vice
                             President

Nancy D. Testa               Assistant Vice
                             President

Kari-Anna Towle              Assistant Vice
                             President

Kayoko Umino                 Assistant Vice
                             President

Thomas M. Vitale             Assistant Vice
                             President

Benjamin S. Wilhite          Assistant Vice
                             President

Nina C. Wilkinson            Assistant Vice
                             President

Joanna Wong                  Assistant Vice
                             President

Eric J. Wright               Assistant Vice
                             President

Maureen E. Yurcisin          Assistant Vice
                             President

Thomas M. Zottner            Assistant Vice
                             President

Mark R. Manley               Secretary               Secretary

Colin T. Burke               Assistant
                             Secretary

Adam R. Spilka               Assistant
                             Secretary

          (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of The Bank of New York, the Registrant's custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

     Not applicable.

ITEM 30. Undertakings

     Not applicable.

                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 31st day of January, 2005.

                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND, INC.

                            By: Marc O. Mayer*
                                --------------
                                Marc O. Mayer
                                President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                 Date
---------                           -----                 ----

1. Principal Executive Officer

   Marc O. Mayer*                   President and Chief   January 31, 2005
                                    Executive Officer

2. Principal Financial and
    Accounting Officer

By: /s/ Mark D. Gersten             Treasurer and Chief   January 31, 2005
    --------------------            Financial Officer
       Mark D. Gersten

3. All of the Directors

   Marc O. Mayer*
   Ruth Block*
   David H. Dievler*
   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*


*By: /s/ Andrew L. Gangolf
     ----------------------
         Andrew L. Gangolf                                January 31, 2005
         (Attorney-in-Fact)

                        Index to Exhibits
                        -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------


(b)                 By-Laws of the Registrant

(d)                 Amended Advisory Agreement

(e)(3)              Form of Selected Dealer Agreement

(e)(4)              Form of Selected Agent Agreement

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public
                    Accounting Firm

Other exhibits:     Power of Attorney for Michael J. Downey

00250.0157 #535559